As filed with the Securities and Exchange Commission on April 30, 2014

Registration Nos. 333-45592
and 811-10121

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 18	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 19	X

AMERICAN FAMILY VARIABLE ACCOUNT II
 (Exact Name of Registrant)

AMERICAN FAMILY LIFE INSURANCE COMPANY
(Name of Depositor)

6000 American Parkway , Madison, Wisconsin 53783-0001
 (Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  1-800-MY AMFAM (1-800-692-6326)

David C. Holman, Esq.
American Family Life Insurance Company
6000 American Parkway , Madison, Wisconsin 53783-0001
 (Name and Address of Agent for Service)

Copy to:
Stephen E. Roth
Sutherland Asbill & Brennan LLP
700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485

  X    on May 1, 2014 pursuant to paragraph (b) of Rule 485

___  60 days after filing pursuant to paragraph (a)(1) of Rule 485

___  on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:  Flexible Premium Variable Annuity Contracts.

Prospectus	May 1, 2014

American Family Variable
Annuity Contract
Flexible Premium Variable Annuity
issued by
American Family Life Insurance Company
through the
American Family Variable Account II
administered by
Kansas City Life Insurance Company

The American Family Variable Annuity Contract (the “Contract”) currently has 10 funding choices—one Fixed Account (paying a guaranteed minimum fixed rate of interest) and 9 Subaccounts. The Subaccounts invest in the following portfolios:

Fidelity Variable Insurance Products Fund
Fidelity VIP Contrafund® Portfolio (Service Class 2)
Fidelity VIP Equity-Income Portfolio (Service Class 2)
Fidelity VIP Growth & Income Portfolio (Service Class 2)
Fidelity VIP Investment Grade Bond Portfolio (Service Class)
Fidelity VIP Mid Cap Portfolio (Initial Class)

Vanguard® Variable Insurance Fund
Vanguard VIF Capital Growth Portfolio
Vanguard VIF International Portfolio
Vanguard VIF Money Market Portfolio
Vanguard VIF Small Company Growth Portfolio

Vanguard is a trademark of The Vanguard Group, Inc.

For information regarding portfolio fees and expenses, see “Fee Table—Annual Portfolio Operating Expenses.”

The Contract is not available to new purchasers.

Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Contract.

To learn more about the Contract, you may want to read the Statement of Additional Information dated May 1, 2014 (known as the “SAI”). For a free copy of the SAI, contact Us at:

American Family Life Insurance Company
Administrative Service Center
P.O. Box 219409
Kansas City, Missouri 64121-9409
Telephone: 1-877-781-3520

We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. (It is legally a part of this prospectus.) The SAI’s table of contents appears at the end of this prospectus.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Us. You may also read and copy these materials at the SEC’s public reference room in Washington, D.C. Call 1-800-SEC-0330 for information about the SEC’s public reference room.

Variable annuity contracts involve certain risks, and you may lose some or all of your investment.

The investment performance of the portfolios in which the Subaccounts invest will vary.

We do not guarantee how any of the portfolios will perform.

The Contract is not a deposit or obligation of any bank, and no bank endorses or guarantees the Contract.

Neither the U.S. Government nor any Federal agency insures your investment in the Contract.

The tax deferral feature of the variable annuity provides no additional benefit beyond the tax deferral of a qualified retirement plan. If you intend to use the variable annuity to fund a tax-qualified retirement plan, such as an IRA, you should have reasons other than tax deferral for doing so.

A summary prospectus or prospectus for each of the portfolios available through the Variable Account must accompany this prospectus. Please read these documents before investing and save them for future reference.

The Securities and Exchange Commission Has Not Approved or Disapproved the Contract or Determined That This Prospectus Is Accurate or Complete. Any Representation to the Contrary Is a Criminal Offense.

Glossary	4

Highlights	6
The Contract	6
How to Invest	6
Cancellation—The 10 Day Free-Look Period	6
Investment Options	6
Transfers	7
Automatic Asset Reallocation Program	7
Dollar Cost Averaging Program	7
Access to Your Money	7
Death Benefit	7
Fees and Charges	7
Settlement Options	8
Federal Tax Status	8
Inquiries	8

Fee Table	9

Condensed Financial Information	11

About American Family Life Insurance Company and the Variable Account	12
American Family Life Insurance Company	12
The Variable Account	12
Portfolio Management Fees and Charges	14

The Accumulation Period	15
Purchasing a Contract	15
Cancellation—The 10 Day Free-Look Period	15
Designating Your Investment Options	15
Additional Premium Payments	15
Planned Premium Payments	16

Your Accumulation Value	17
Accumulation Value	17
Surrender Value	17
Subaccount Accumulation Value	17
Accumulation Unit Value	17
Fixed Account Accumulation Value	17

Transfers Between Investment Options	19
Dollar Cost Averaging	19
Automatic Asset Reallocation	20
Additional Limitations on Transfers	20
Telephone Transfers	21
Transfer Fee	22

Access to Your Money	23
Surrenders	23
Partial Surrenders	23
Systematic Withdrawal Plan	23

Death Benefit	24
Death Benefit Before the Annuity Commencement Date	24
Death Benefit Payable	24

Death of the Annuitant	24
Death of Owner	24
Abandoned Property Requirements	25

Fees and Charges	26
Mortality and Expense Risk Charge	26
Asset-Based Administration Charge	26
Partial Surrender Processing Fee	26
Transfer Fee	26
Surrender Charge	26
Annual Contract Fee	27
Portfolio Management Fees and Charges	27
Premium Taxes	27
Other Taxes	27

The Payout Period	28
The Annuity Commencement Date	28
Settlement Options	28
Determining the Amount of Your Income Payment	28
Fixed Income Payments	28

The Fixed Account	30
Fixed Account Transfers	30

Investment Performance of the Subaccounts	31

Voting Rights	32

Federal Tax Matters	33
Taxation of Non-Qualified Contracts	33
Taxation of Qualified Contracts	34
Federal Estate, Gift and Generation-Skipping Transfer Taxes	34
Medicare Tax	35
Federal Defense of Marriage Act	35
Annuity Purchases by Residents of Puerto Rico	35
Annuity Purchases by Nonresidents Aliens and Foreign Corporations	35
Our Income Taxes	35
Possible Tax Law Changes	35

Other Information	36
Payments We Make	36
Modifying the Contract	36
Distribution of the Contracts	36
Legal Proceedings	37
Reports to Owners	37
Inquiries	37
Financial Statements	37

Statement of Additional Information Table of Contents	38

Appendix A—Condensed Financial Information	A-1

Glossary

For your convenience, We are providing a glossary of the special terms We use in this prospectus.

Accumulation Period
The period of time beginning on the Annuity Contract Date and ending on the earlier of:
the Annuity Commencement Date; or
the date this Contract terminates.

Accumulation Value
The amount during the Accumulation Period calculated as:
the Variable Account Accumulation Value; plus
the Fixed Account Accumulation Value.

Administrative Service Center
An office to which the Owner should direct all inquiries and correspondence regarding the Contract, including items such as Beneficiary changes and requests for surrender, partial surrenders and transfers. The address of the Administrative Service Center is P.O. Box 219409 Kansas City, Missouri 64121-9409. The telephone number of the Administrative Service Center is 1-877-781-3520.

American Family, We, Us, Our
American Family Life Insurance Company.

Annuitant
The person named as the proposed Annuitant on the Application or named as the Joint Annuitant, whose life determines the benefits payable.

Annuity Commencement Date
The date, unless later changed, on which We base the beginning date of the income payments.

Annuity Contract Date
The date shown on the Contract schedule that determines each:
Contract year;
Contract anniversary; and
Contract month.

Application
The form completed by the proposed Annuitant(s) and/or proposed Owner when applying for coverage under the Contract. This includes any amendments or endorsements or supplemental applications.

Attained Age
The Annuitant’s age, at his/her nearest birthday.

Beneficiary
The person selected to receive the death benefit if an Owner dies before the Annuity Commencement Date or upon the death of the Annuitant.

Business Day
A day when the New York Stock Exchange is open for trading, except for any day that a Subaccount’s corresponding investment option does not value its shares. Assets are valued at the close of the Business Day, the close of the New York Stock Exchange (typically 4:00 p.m. Eastern Time).

Death Benefit
The amount that We will pay upon the death of the Owner or the Annuitant.

Excess Interest
Any interest credited in addition to the guaranteed interest in the Fixed Account.

Fixed Account
An account in which the Accumulation Value accrues interest at no less than the guaranteed minimum rate. The Fixed Account is part of Our General Account.

Fixed Account Accumulation Value
The amount under the Annuity Contract in the Fixed Account.
Free-Look Period
The period during which you may examine the Contract and receive a refund by either returning the Contract to Us or providing written notice of cancellation.

Fund
An open-end diversified management investment company or unit investment trust in whose Portfolio a Subaccount invests.

General Account
All Our assets other than those allocated to the Variable Account or any other separate account. We have complete ownership and control of the assets of the General Account.

Good Order
This means the actual receipt by Us of the instructions relating to a transaction in writing—or when appropriate by telephone—along with all forms, information and supporting legal documentation (including any required consents) We require in order to effect the transaction. To be in “good order,” instructions must be sufficiently clear so that We do not need to exercise any discretion to follow such instructions.

Income Payments
The amount that the Proceeds or Death Benefit will provide when applied under a settlement option of this Contract. Payments can be made on a monthly, quarterly, semiannual or annual basis.

Issue Age
Annuitant’s age on his/her birthday nearest the Annuity Contract Date.

Issue Date
The date that this Contract was issued.

Owner (you, your)
The person named in the Application as the Owner, unless later changed according to the conditions and provisions of this Contract.

Planned Premium
The amount that the Owner requests to be billed, unless later changed.

Premium Tax
The amount of tax, if any, charged by a Federal, state, or other governmental entity on premium payments or contract values.

Proceeds
The amount We pay subject to the Contract’s provisions:
upon the surrender or partial surrender of this Contract; or
upon full or partial annuitization.

Remittance Processing Center
An address to which the Owner should send all premium payments. The address of the Remittance Processing Center is P.O. Box 219399, Kansas City, Missouri 64121-9399.

SEC
The Securities and Exchange Commission, a United States government agency.

Surrender Charge
The contingent deferred sales charge is an amount subtracted from the Accumulation Value during the first nine years after each premium payment date upon surrender or partial surrender of the Contract.

Surrender Value
An amount equal to: the Accumulation Value on the surrender date; minus any surrender charge, any applicable state premium tax and any portion of the annual contract fee due Us.

Valuation Period
The time between the close of business on a Business Day (typically 4:00 p.m. Eastern Time) and the close of business on the next Business Day.

Variable Account
American Family Variable Account II.

Variable Account Accumulation Value
The amount under the Contract in the Variable Account.

Highlights

These highlights provide only a brief overview of the more important features of the Contract. More detailed information about the Contract appears later in this prospectus. Please read the remainder of this prospectus carefully.

The Contract

An annuity is a contract between you (the Owner) and an insurance company (American Family Life Insurance Company) in which you agree to make one or more payments to Us and, in return, We agree to pay a series of payments to you at a later date. The American Family Variable Annuity Contract is a special kind of annuity that features:

Flexible Premiums—you may add premium payments at any time.

Tax-Postponement—you generally do not have to pay taxes on earnings until you take money out by surrender, partial surrender, or We make income payments to you, or We pay the death benefit.

Variable Investments—you can direct your premium into any of nine Subaccounts. Each Subaccount invests exclusively in a single portfolio of a fund. The money you invest in the Subaccounts will fluctuate daily based on the performance of the portfolios. You bear the investment risk on the amounts you invest in the Subaccounts.

You can also direct money to the Fixed Account. Amounts in the Fixed Account earn interest annually at a fixed rate that is guaranteed by Us never to be less than 3%, and may be more. We guarantee the interest, as well as principal, on money placed in the Fixed Account.

Like all deferred annuities, the Contract has two phases: the “accumulation” period and the “pay-out” period. During the accumulation period, you can allocate money to any combination of investment alternatives. Any earnings on your investments accumulate tax-postponed until they are withdrawn. The payout period begins once you start receiving regular income payments from the Contract. The money you can accumulate during the accumulation period will directly determine the dollar amount of any income payments you receive.

This Contract cannot be offered in any state where it is not lawful to make such offer.

How to Invest

You can pay an additional premium of $50 or more at any time before the Annuity Commencement Date. You must send all premium payments after the initial premium payment to Our Remittance Processing Center. Alternatively, you may authorize Us to draw on an account by electronic debit.

We may limit the total premium(s) paid to Us during any Contract year.

The Contract is not available to new purchasers.

Cancellation—The 10 Day Free-Look Period

Within 10 days after you receive your Contract, you may receive a refund by either returning the Contract to Us or providing written notice of cancellation. In some jurisdictions, this period may be longer than ten days. Upon receipt, We will refund an amount equal to the Accumulation Value, without deduction for any charges normally assessed. Or, if greater, and required by the law of your state, We will refund your premium payments. We will pay the refund within seven calendar days after We receive the Contract. The Contract will then be deemed void.

Investment Options

You may invest your money in any of 9 portfolios by directing it into the corresponding Subaccount. The portfolios available to you under the Contract are:

Fidelity Variable Insurance Products Fund
Fidelity VIP Contrafund® Portfolio (Service Class 2)
Fidelity VIP Equity-Income Portfolio (Service Class 2)
Fidelity VIP Growth & Income Portfolio (Service Class 2)
Fidelity VIP Investment Grade Bond Portfolio (Service Class)
Fidelity VIP Mid Cap Portfolio (Initial Class)
Vanguard Variable Insurance Fund
Vanguard VIF Capital Growth Portfolio
Vanguard VIF International Portfolio
Vanguard VIF Money Market Portfolio
Vanguard VIF Small Company Growth Portfolio

Each Subaccount invests exclusively in shares of one portfolio of a fund. Each portfolio’s assets are held separately from the other portfolios and each portfolio has separate investment objectives and policies. The portfolios are described in their own prospectuses that accompany this prospectus. The value of your investment in the Subaccounts will fluctuate daily based on the investment results of the portfolios in which you invest, and on the fees and charges We deduct.

Depending on market conditions, you can gain or lose money in any of the Subaccounts. We reserve the right to offer other investment choices in the future.

You may also direct your money to the Fixed Account and receive a guaranteed rate of return. Money you place in the Fixed Account will earn interest during the Contract year at a fixed rate that We guarantee to be no less than 3.0%.

Transfers

You have the flexibility to transfer assets within your Contract. At any time during the accumulation period and after the first 20 days following the date We issue the Contract, you may transfer amounts among the Subaccounts and between the Fixed Account and the Subaccounts. Certain restrictions apply.

           Transfers from one or more Subaccounts to the Fixed Account, from the Fixed Account to one or more Subaccounts or among the Subaccounts must be at least $250 or the total Accumulation Value in the Subaccount(s) or Fixed Account, if less.

Only one transfer may be made from the Fixed Account each Contract year.

You may not transfer more than the greater of 25% of the Accumulation Value in the Fixed Account as of the date of transfer, or the amount transferred from the Fixed Account during the preceding year. If such transfer causes the Accumulation Value in the Fixed Account to fall below $1,000, We will transfer the full Accumulation Value. Because of the limits on the amount of Accumulation Value that may be transferred from the Fixed Account at any one time, it may take a number of years to transfer all of the Accumulation Value in the Fixed Account.

You may make 12 free transfers each Contract year. We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year. Transfers made under the asset reallocation and dollar cost averaging programs do not count toward the 12 free transfers. (For Oregon contracts only: each transfer after the twelfth transfer in a Contract year is subject to Our approval.)

Automatic Asset Reallocation Program

Under the automatic asset reallocation program, We will automatically transfer amounts monthly, quarterly, semi-annually or annually to maintain a particular percentage allocation among the Subaccounts. Automatic asset reallocation is available only during the accumulation period. You cannot choose the Automatic Asset Reallocation Program if you are participating in the Dollar Cost Averaging Program.

Dollar Cost Averaging Program

The dollar cost averaging program permits you to systematically transfer (on a monthly, quarterly, semi-annual or annual basis) a set dollar amount from the Vanguard VIF Money Market Subaccount to the other Subaccounts. Dollar cost averaging is available only during the accumulation period. The minimum transfer amount is $250. You cannot choose the Dollar Cost Averaging Program if you are participating in the Automatic Asset Reallocation Program.

Access to Your Money

During the accumulation period, you may request a partial surrender of part of your Accumulation Value or you may also fully surrender the Contract and receive its Surrender Value.

Partial surrenders are subject to the following conditions:

the minimum amount you can withdraw is $250; and

you may not make a partial surrender if the withdrawal plus the surrender charge and the partial surrender processing fee would cause the Accumulation Value to fall below $1,000.

Surrenders and partial surrenders may be subject to a surrender charge. In any Contract year after the first, you may withdraw a portion of your Accumulation Value, called the free withdrawal amount, without incurring a surrender charge.

You may have to pay Federal income taxes and a penalty tax on any money you fully or partially surrender from the Contract.

Death Benefit

We will pay a death benefit on the death of the Annuitant or Owner before the Annuity Commencement Date.

The death benefit equals the greater of:

the Accumulation Value on the later of the date that We receive due proof of death and the date when We receive the Beneficiary’s instructions on payment method at Our Administrative Service Center (We must receive payment instructions within 60 days of the date of death); or

the minimum death benefit. The minimum death benefit equals the sum of all premium payments, minus reductions for partial surrenders.

If the Annuitant or Owner is Attained Age 80 or older at the time of death, the death benefit is the Accumulation Value as determined above.

Fees and Charges

Mortality and Expense Risk Charge. We will deduct a daily mortality and expense risk charge from your Accumulation Value in each Subaccount at an annual rate of 1.00%.

Asset-Based Administrative Charge. We will deduct a daily administrative charge from your Accumulation Value in each Subaccount at an annual rate of 0.15%.

Annual Contract Fee. We currently deduct an annual contract fee of $30 from your Accumulation Value on the last Business Day of each Contract year during the accumulation period, on the date when the Contract is surrendered, and on the Annuity Commencement Date. We guarantee this charge will not exceed $50. We currently waive deduction of the charge for Contracts whose Accumulation Value is over $20,000 on the date of assessment.

Transfer Fee. You may make 12 free transfers each Contract year. We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year before the Annuity Commencement Date.

Partial Surrender Processing Fee. For each partial surrender, We deduct a processing fee of 2% of the amount surrendered, up to $25, from the partial surrender Proceeds.

Surrender Charge. During the Accumulation Period, you may withdraw all or part of your Surrender Value before the Annuitant’s death. Certain withdrawals may be taken without payment of any Surrender Charge. Other withdrawals are subject to Surrender Charges.

We calculate the surrender charge from the date you made the premium payment(s) being withdrawn. The surrender charge applies during the entire nine year period following each premium payment, and will vary depending on the number of years since you made the premium payment(s) being withdrawn.

Year in Which Withdrawal/Surrender is Made (From Date of Premium Payment):

1	2	3	4	5	6	7	8	9	10+

Surrender Charge:
8%	7%	6%	5%	4%	3%	2%	1%	1%	0

In determining surrender charges, We will treat your premium payments as being withdrawn in the order in which We received them—that is on a first-in, first-out basis. We also treat premium payments as being withdrawn before earnings.

We do not assess a surrender charge on:

the death benefit;

the withdrawal of premium payments you paid Us more than nine years ago;

proceeds applied to a settlement option with a fixed payout period of at least five years;

proceeds applied to a settlement option with a life contingency; or

the free withdrawal amount.

Each Contract year after the first Contract year, you may withdraw the free withdrawal amount, which is an amount equal to 10% of total premium payments minus any prior partial surrenders, without payment of a surrender charge.

For information concerning compensation paid for the sale of the Contracts, See “Distribution of the Contracts.”

Premium Taxes. We will deduct state premium taxes, which currently range from 0% up to 3.5%, if your state requires Us to pay the tax. If applicable, We will make the deduction either: (a) from premium payments as We receive them, (b) from your Surrender Value upon surrender or partial surrender, (c) on the Annuity Commencement Date, or (d) upon payment of a death benefit.

Portfolio Management Fees and Charges. Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, four portfolios deduct 12b-1 fees. See the Fee Table in this prospectus and the prospectuses for the portfolios.

Settlement Options

The Contract allows you to receive income payments under one of six settlement options beginning on the Annuity Commencement Date you select if the Contract has been in force at least five years. The latest Annuity Commencement Date you may select is the Contract anniversary when the oldest Annuitant is age 95. You may receive income payments for a specific period of time, or for life with or without a guaranteed number of payments.

We will use your Accumulation Value (less any applicable premium taxes) on the Annuity Commencement Date to fund your income payments under the settlement option you choose.

Federal Tax Status

Generally, a Contract’s earnings are not taxed until you take them out. For Federal tax purposes, if you take money out of a non-qualified contract during the accumulation period, including a surrender or partial surrender payment, earnings come out first and are taxed as ordinary income. If you are younger than 59 1/2 when you take money out, you also may be charged a 10% Federal penalty tax on the amount includable in income. The income payments you receive during the payout period are considered partly a return of your original investment so that part of each payment is not taxable as income until the “investment in the contract” has been fully recovered.

Death benefits are taxable and generally are included in the income of the recipient as follows: if received under a settlement option, death benefits are taxed in the same manner as income payments; if not received under a settlement option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a full surrender or partial surrender. Different tax consequences may apply for a qualified Contract. For a further discussion of the Federal tax status of variable annuity contracts, see “Federal Tax Matters.”

Inquiries

If you need additional information, please contact Us at:

American Family Life Insurance Company
Administrative Service Center
P.O. Box 219409
Kansas City, Missouri 64121-9409
1-877-781-3520

Fee Table

The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that are payable at the time that you buy the Contract, surrender the Contract, or transfer Accumulation Value among the Subaccounts and the Fixed Account.

Your Transaction Expenses	Guaranteed Maximum Charge	Current Charge

Sales Charge Imposed on Premium Payments	None	None

Partial Surrender Processing Fee	2% of amount withdrawn up to $25	2% of amount withdrawn up to $25

Surrender Charge (as a percentage of your premium payment)1	8%	8%

Transfer Fee2	$25	$25

1
We do not assess a surrender charge on death benefit payments or the free withdrawal amount. We do assess a surrender charge if you surrender your Contract, partially surrender its Surrender Value, or annuitize under the Contract in certain cases.

2	We waive the transfer fee for the first twelve transfers in a Contract Year. We assess a charge of $25 for the thirteenth and each additional transfer in a Contract Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the fees and expenses for each portfolio.

Your Periodic Expenses	Guaranteed Maximum Charge	Current Charge

Annual Contract Fee3	$50	$30

Variable Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts)

Mortality and Risk Charge	1.00%	1.00%

Administrative Expenses	0.15%	0.15%

Total Variable Account Annual Expenses	1.15%	1.15%

3
We will also deduct a pro rata portion of this fee on the Annuity Commencement Date or the date you surrender your Contract. We currently waive deduction of the charge for Contracts whose Accumulation Value is $20,000 or over on the date of assessment.

The next table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Contract. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the fiscal year ended December 31, 2013. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Annual Portfolio Operating Expenses4

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets include management fees, distribution [and/or service] (12b-1) fees, and other expenses)	0.16%	0.89%

4	Some portfolios may impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity.

The next table describes the annual portfolio operating expenses for each of the Portfolios available under the Contract. The table shows the fees and expenses charged by each Portfolio for the fiscal year ended December 31, 2013.

Portfolio	Advisory Fee	12b-1/ Service Fee	Other Expenses	Acquired Fund Fees and Expenses	Total Expenses
Fidelity Variable Insurance Products Fund
Fidelity VIP Contrafund® Portfolio (Service Class 2)	0.55%	0.25%	0.09%	N/A	0.89%
Fidelity VIP Equity-Income Portfolio (Service Class 2)	0.45%	0.25%	0.10%	0.02%	0.82%5
Fidelity VIP Growth & Income Portfolio (Service Class 2)	0.45%	0.25%	0.13%	N/A	0.83%5
Fidelity VIP Investment Grade Bond Portfolio (Service Class)	0.31%	0.10%	0.11%	N/A	0.52%
Fidelity VIP Mid Cap Portfolio (Initial Class)	0.55%	N/A	0.09%	N/A	0.64%
Vanguard® Variable Insurance Fund
Vanguard VIF Capital Growth Portfolio	0.38%	N/A	0.03%	N/A	0.41%
Vanguard VIF International Portfolio	0.43%	N/A	0.04%	N/A	0.47%
Vanguard VIF Money Market Portfolio	0.13%	N/A	0.03%6	N/A	0.16%
Vanguard VIF Small Company Growth Portfolio	0.38%	N/A	0.02%	0.01%	0.41%7

5	Differs from the ratios of expenses to average net assets in the Financial Highlights section of the fund’s prospectus because of acquired fund fees and expenses.
6
Vanguard and the Portfolio’s Board have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield so as to maintain a zero or positive yield for the portfolio. Vanguard and the Portfolio’s Board may terminate the temporary expense limitation at any time.

7
The expense information for the Vanguard VIF Small Company Growth Portfolio has been restated from the actual expenses of the Portfolio for the fiscal year ended December 31, 2013 to reflect estimated expenses for the Portfolio for the fiscal year ended December 31, 2014.

Examples

The Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, annual contract fee, mortality and expense risk charge, administrative charge and portfolio fees and expenses.

Each Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year.

Example 1

The first Example immediately below assumes the maximum fees and expenses of any of the portfolios as set forth in the Total Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as described below.

(1)	If you decide to fully surrender your Contract at the end of the applicable time period and surrender charges are deducted:

1 Year	3 Years	5 Years	10 Years
$1,028.00	$1,302.43	$1,602.52	$2,574.32

(2)	If you decide to annuitize your Contract at the end of the applicable time period and surrender charges are deducted:

1 Year	3 Years	5 Years	10 Years
$1,028.00	$1,302.43	$1,602.52	$2,574.32

(3)	If you decide not to surrender your Contract (Surrender charges are not deducted):

1 Year	3 Years	5 Years	10 Years
$228.00	$702.43	$1,202.52	$2,574.32

Example 2

The second Example immediately below assumes the minimum fees and expenses for any of the portfolios as set forth in the Total Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as described below.

(1)	If you decide to fully surrender your Contract at the end of the applicable time period and surrender charges are deducted:

1 Year	3 Years	5 Years	10 Years
$946.11	$1,053.86	$1,183.58	$1,714.50

(2)	If you decide to annuitize your Contract at the end of the applicable time period and surrender charges are deducted:

1 Year	3 Years	5 Years	10 Years
$946.11	$1,053.86	$1,183.58	$1,714.50

(3)	If you decide not to surrender your Contract (Surrender charges are not deducted):

1 Year	3 Years	5 Years	10 Years
$146.11	$453.86	$783.58	$1,714.50

The current annual contract charge of $30 is reflected as an annual charge of 0.123% of accumulation value which was calculated by dividing last year’s total annual contract fees collected by the total average net assets.  The guaranteed maximum charge of $50 is grossed up by the ratio of $50/$30 to equal 0.205%.

Please remember that the examples are simply illustrations and do not represent past or future expenses.
Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.

Condensed Financial Information

Tables showing the accumulation unit information for each Subaccount of the Variable Account available under the Contract are presented in Appendix A—Condensed Financial Information.

About American Family Life Insurance Company and the Variable Account

American Family Life Insurance Company

We are a stock life insurance company. We were incorporated under Wisconsin law in 1957. We are subject to regulation by the Office of the Commissioner of Insurance of the state of Wisconsin, as well as by the insurance departments of all other states in which We do business. We established the Variable Account to support the investment options under the Contract and under other variable annuity contracts We may issue. Our General Account supports the Fixed Account option under the Contract.

We are a wholly owned subsidiary of Am Fam, Inc. Am Fam, Inc. is a downstream holding company and a wholly owned subsidiary of American Family Mutual Insurance Company (“American Family Mutual”). American Family Mutual is one of the leading property/casualty insurance companies in the United States with operations in nineteen states located primarily in the Midwest. American Family Mutual offers a broad line of insurance coverage to individuals and businesses, including automobile, homeowners, farm owners, mobile homeowners, inland marine, burglary, commercial, personal and fire coverage.

American Family Life Insurance Company has entered into an indemnity reinsurance agreement with Kansas City Life Insurance Company (“KCL”) to indemnify and re-insure the obligations of the Company under the Contracts and to provide for the administration of the Contracts.

The Variable Account

We established American Family Variable Account II as a separate investment account under Wisconsin law. We own the assets in the Variable Account and We are obligated to pay all benefits under the Contracts. We may use the Variable Account to support other variable annuity contracts We issue. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the Federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Variable Account by the Securities and Exchange Commission. We have divided the Variable Account into Subaccounts, each of which invests in shares of one portfolio of the following funds:

Fidelity Variable Insurance Products Fund

Vanguard Variable Insurance Fund

The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to Our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Subaccount reflect the Subaccount’s own investment performance and not the investment performance of Our other assets. The Variable Account assets are held separate from Our other assets and are not part of Our General Account. We may not use the Variable Account’s assets to pay any of Our liabilities other than those arising from the Contracts. In contrast, all assets held in Our general account are subject to Our general liabilities from business operations. The Fixed Account is part of Our general account. If the Variable Account’s assets exceed the required reserves and other liabilities, We may transfer the excess to Our General Account. The Variable Account may include other Subaccounts that are not available under the Contracts and are not discussed in this prospectus.

If investment in the funds or a particular portfolio is no longer possible or in Our judgment becomes inappropriate for the purposes of the Variable Account, We may substitute another fund or portfolio without your consent. The substituted fund or portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, We may close Subaccounts to allocations of premiums or Accumulation Value, or both, at any time in Our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

In addition, We reserve the right to make other structural and operational changes affecting the Variable Account. See “Other Information—Modifying the Contract.”

The Portfolios

The Variable Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the Securities and Exchange Commission as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the Securities and Exchange Commission.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

Note: If you received a summary prospectus for a portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

The following table summarizes each portfolio’s investment objective(s) and identifies its investment adviser (and subadviser, if applicable). There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully.

Portfolio	Investment Objective and Investment Adviser
Fidelity VIP Contrafund® (Service Class 2)	Investment Objective: Seeks long-term capital appreciation. Investment Adviser: Fidelity Management & Research Company.
Fidelity VIP Equity-Income (Service Class 2)
Investment Objective: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index (S&P 500®).

Investment Adviser: Fidelity Management & Research Company.

Fidelity VIP Growth & Income (Service Class 2)	Investment Objective: Seeks high total return through a combination of current income and capital appreciation.
Investment Adviser: Fidelity Management & Research Company.
Fidelity VIP Investment Grade Bond (Service Class)	Investment Objective: Seeks as high a level of income as is consistent with preservation of capital. Investment Adviser: Fidelity Management & Research Company
Fidelity VIP Mid Cap (Initial Class)	Investment Objective: Seeks long-term growth of capital.
Investment Adviser: Fidelity Management & Research Company.
Vanguard VIF Capital Growth	Investment Objective: The Portfolio seeks to provide long-term capital appreciation. Investment Adviser: PRIMECAP Management Company
Vanguard VIF International
Investment Objective: The Portfolio seeks to provide long-term capital appreciation.

Investment Advisers: Baillie Gifford Overseas Ltd., M&G Investment Management Limited and Schroeder Investment Management North America Inc.

Vanguard VIF Money Market*	Investment Objective: The Portfolio seeks to provide current income while maintaining liquidity and a stable net asset value of $1 per share. Investment Adviser: The Vanguard Group, Inc.
Vanguard VIF Small Company Growth	Investment Objective: The Portfolio seeks long-term capital appreciation. Investment Advisers: Granahan Investment Management, Inc. and The Vanguard Group, Inc.

*
There can be no assurance that the portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the Contract are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios available under the Contract may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and We make no representation, that the investment performance of any of the portfolios available under the Contract will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

We do not provide any investment advice and do not recommend or endorse any particular portfolio. You bear the risk of any decline in the Accumulation Value of your Contract resulting from the performance of the portfolio you have chosen.

Portfolio Management Fees and Charges

Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, four portfolios deduct 12b-1 fees. See the Fee Table in this prospectus and the prospectuses for the portfolios.

We select the portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor We consider during the selection process is whether the portfolio’s investment adviser or an affiliate will make payments to Us or Our affiliates. We review the portfolios periodically and may remove a portfolio or limit its availability to new premium payments and/or transfers of Accumulation Value if We determine that the portfolio no longer meets one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners.

We receive compensation from certain investment advisers and/or administrators (and/or an affiliate thereof) of the portfolios in connection with administrative services and cost savings experienced by the investment advisers, administrators or affiliates. Such compensation may range up to 0.05% and is based on a percentage of assets of the particular portfolios attributable to the Contract. Some advisers, administrators, or portfolios may pay Us more than others. We forward all such compensation to KCL as payment for administrative services rendered by KCL and its affiliates with respect to the Contracts.  We do not retain any portion of such compensation.

Sunset Financial Services, Inc., a broker-dealer affiliate of KCL also receives a portion of the 12b-1 fees deducted from certain funds’ portfolio assets as reimbursement for providing certain services permitted under the 12b-1 plans of those portfolios. The 12b-1 fees are deducted from the assets of the portfolio and decrease the portfolio’s investment return.

Please read the portfolio prospectuses to obtain more complete information regarding the portfolios. Keep these prospectuses for future reference.

The Accumulation Period

The accumulation period begins when We issue your Contract and continues until the Annuity Commencement Date. The accumulation period will also end if you surrender your Contract, or a death benefit is payable, before the payout period.

Purchasing a Contract

We require an initial premium payment of $750 or more to purchase the Contract. In certain circumstances and subject to our sole discretion, We may accept lower initial premium payments. The first premium payment is the only one We require you to make.

Contracts may be sold to or in connection with retirement plans that qualify for special tax treatment. If you purchased the Contract through a tax favored arrangement, including IRAs, Roth IRAs, and SIMPLE IRAs, you should carefully consider the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax favored arrangement itself provides for tax sheltered growth.

We will not issue you a Contract if the Annuitant is older than attained age 80 on the issue date.

Although We do not anticipate delays in Our receipt and processing of applications or premium payment requests, We may experience such delays to the extent agents fail to forward applications and premium payments to Our Administrative Service Center, on a timely basis.

The Contract is not available to new purchasers.

Cancellation—The 10 Day Free-Look Period

You have the right to cancel the Contract for any reason within 10 days after you receive it. In some jurisdictions, this period may be longer than 10 days. To cancel the Contract, you must provide written notice of cancellation or return the Contract to Us at Our Administrative Service Center before the end of the Free-Look Period. We deem the Free-Look Period to begin 10 days after We deliver the Contract to you.

Upon exercise of your free-look right, We will refund an amount equal to the Accumulation Value, without deduction for any surrender charge normally assessed. Or, if greater, and required by the law of your state, We will refund your premium payments. We will pay the refund within seven calendar days after We receive the Contract. The Contract will then be deemed void.

Designating Your Investment Options

You instruct Us on how to allocate your first premium payment among the nine Subaccounts and the Fixed Account. The amount you direct to a particular Subaccount and/or to the Fixed Account must be in whole percentages from 1% to 100% of the premium payment.

If your application is complete, the distributor of the Contracts approves the application, and your premium payment has been received at Our Administrative Service Center, We will issue your Contract within two business days of its receipt, and credit your initial premium payment to your Contract. We deem receipt to occur on a Business Day if We receive your properly completed application and premium payment at Our Administrative Service Center before 4:00 p.m. Eastern Time. If received on or after 4:00 p.m. Eastern Time, We deem receipt to occur on the following Business Day.

If your application is incomplete, We will contact you and seek to complete it within five business days. If We cannot complete your application within five business days after We receive it, We will return your premium payment, unless you expressly permit Us to keep it. We will credit the payment as soon as We receive all necessary application information. We regard the distributor’s approval of any application, premium payment or transaction request, to the extent required by appropriate regulatory authorities, as a pre-condition for receipt of such application, payment or request.

The date We credit your initial premium payment to your Contract is the issue date. We allocate your initial premium payment among the Subaccounts and the Fixed Account according to your instructions.

We may reject any application or premium payment for any reason permitted by law. We may also be required to provide additional information about you and your account to government regulators.

Additional Premium Payments

There are no requirements on how many premium payments to make. You determine the amount and timing of each additional premium payment, except that the premium payment must be at least $50. In certain circumstances and subject to our sole discretion, We may accept lower additional premium payments. You may make premium payments at any time until the earliest of: (a) the Annuity Commencement Date; (b) the date you surrender the Contract; or (c) the year you reach age 70 1/2 for qualified Contracts (other than Roth IRAs and rollovers and transfers).

We reserve the right not to accept an initial premium payment or total premium payments of $1,000,000 or more. The Tax Code may also limit the amount of premium payments you may make.

We will credit any additional premium payments you make to your Contract at the accumulation unit value next computed at the end of the Business Day on which We receive them in Good Order at Our Remittance Processing Center. Our Business Day ends at 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time). If We receive your premium payments at or after 4:00 p.m. Eastern Time, We will calculate and credit them as of the end of the next Business Day.

We will direct your premium payment to the Subaccounts and/or the Fixed Account according to your instructions in effect at the time We receive it at Our Remittance Processing Center. You may change your instructions at any time by sending Us a written request or by telephone authorization. Changing your allocation instructions will not change the way existing Accumulation Value is apportioned among the Subaccounts or the Fixed Account.

Planned Premium Payments

You may elect to participate in Our planned premium payment program. Under this program, you will provide Us with a schedule showing the amount and frequency of any additional premium payments you intend to make under the Contract. Your minimum planned premium payment must be at least $50. We will forward to you an annual, semiannual or quarterly premium payment reminder notice. You are under no obligation to make premium payments in accordance with the schedule. You may also choose to have premium payments automatically deducted monthly, quarterly, semiannually or annually from your bank account or other source under the electronic payment plan.

We reserve the right to limit the number and amount of any planned premiums payments.

The Accumulation Value in a Subaccount will vary with the investment performance of that Subaccount. You bear the entire investment risk for amounts you allocate to the Subaccounts. You should periodically review your allocation instructions in light of market conditions and your overall financial objectives.

If mandated under applicable law, We may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

Your Accumulation Value

Accumulation Value

The Accumulation Value serves as the starting point for calculating values under a Contract.

Accumulation Value:

Equals the sum of all values in the Fixed Account, and in each Subaccount;

Is determined first on the Issue Date and then on each Business Day (as of 4:00 p.m. Eastern Time); and

Has no guaranteed minimum amount and may be more or less than premiums paid.

Surrender Value

The Surrender Value is the amount We pay to you when you surrender your Contract. We determine the Surrender Value at the end of the valuation period when We receive your written surrender request in good order.

Surrender Value at the end of any Business Day equals:

the Accumulation Value on the surrender date; minus

any surrender charge; minus

any state premium tax due; minus

any portion of the annual contract fee due.

Subaccount Accumulation Value

At the end of any valuation period, the Accumulation Value in a Subaccount is equal to the number of units in the Subaccount multiplied by the Accumulation Unit Value of that Subaccount.

The number of units in any Subaccount at the end of any Business Day equals:

the initial units purchased at the Accumulation Unit Value on the Issue Date; plus units purchased with additional premium payments; plus

units purchased via transfers from another Subaccount or the Fixed Account; minus units redeemed to pay for the annual contract fee; minus

units redeemed to pay for partial surrenders; minus

units redeemed as part of a transfer to another Subaccount or the Fixed Account.

Every time you allocate or transfer money to or from a Subaccount, We convert that dollar amount into units. We determine the number of units We credit to, or subtract from, your Contract by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the valuation period. We determine a unit value for each Subaccount as of 4:00 p.m. Eastern Time each Business Day.

Accumulation Unit Value

We determine the Accumulation Unit Value for each Subaccount to reflect how investment performance affects the Accumulation Value. The Accumulation Unit Value for each Subaccount was arbitrarily set at $10 when the Subaccount began operations. Thereafter, the Accumulation Unit Value at the end of every valuation period is the Accumulation Unit Value at the end of the previous valuation period times the net investment factor, as described below.

The net investment factor is an index applied to measure the investment performance of a Subaccount from one valuation period to the next. Each Subaccount has a net investment factor for each valuation period which may be greater or less than one. Therefore, Accumulation Unit Value may increase or decrease. The net investment factor for any Subaccount for any valuation period equals:

the portfolio net asset value, determined at the end of the current valuation period; plus the amount of any dividend or capital gains distributions; plus or minus the per share charge or credit for any taxes attributable to the operation of the Subaccount; divided by the portfolio net asset value for the immediately preceding valuation period; minus a daily charge for the mortality and expense risk and asset-based administrative charges.

The net investment factor may be greater or less than one.

Fixed Account Accumulation Value

On the issue date, the Fixed Account Accumulation Value is equal to the net premiums allocated to the Fixed Account.

The Fixed Account Accumulation Value at the End of Any Business Day is Equal to:

the net premium(s) allocated to the Fixed Account; plus

any amounts transferred to the Fixed Account; plus

interest credited to the Fixed Account; minus

amounts deducted to pay for the annual contract fee; minus

amounts withdrawn from the Fixed Account; minus

amounts transferred from the Fixed Account to a Subaccount.

Interest will be credited to the Fixed Account on each Business Day as follows:

For amounts in the Fixed Account for the entire Contract year, interest will be credited from the beginning to the end of the Contract year.

For amounts allocated to the Fixed Account during the Contract year, interest will be credited from the date the net premium payment is allocated to the end of the Contract year.

For amounts transferred to the Fixed Account during the Contract year, interest will be credited from the date of the transfer to the end of the Contract year.

For amounts deducted or withdrawn from the Fixed Account during the Contract year, interest will be credited from the beginning of the Contract year to the date of deduction or withdrawal.

Transfers Between Investment Options

You may make transfers between and among the Subaccounts and the Fixed Account. We will determine the amount you have available for transfers at the end of the valuation period when We receive your request at Our Administrative Service Center in Good Order. The following features apply to transfers under the Contract:

You may request a transfer of up to 100% of the Accumulation Value from one Subaccount to another Subaccount or to the Fixed Account in writing or by phone if the appropriate authorization is in effect (as states permit).

For transfers to the Fixed Account, you must transfer at least $250 or the total Accumulation Value in the Subaccount(s), if less than $250.

You may transfer amounts among the Subaccounts an unlimited number of times in a Contract year, subject to Our limitations on frequent transfer activity and portfolio limitations on the frequent purchase and redemption of shares. For transfers among the Subaccounts, you must transfer at least $250 or the total accumulation value in the Subaccount(s) if less than $250.

We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year before the Annuity Commencement Date. Transfers due to dollar cost averaging or automatic asset reallocation do not count as transfers for the purpose of assessing the transfer fee. See “Transfers Between Investment Options—Dollar Cost Averaging” and “Transfers Between Investment Options—Automatic Asset Reallocation.”

We consider each telephone or written request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.

We process transfers based on unit values determined at the end of the Business Day when We receive your transfer request in Good Order. This means that if We receive your telephone or written request for transfer in Good Order prior to 4:00 p.m. Eastern Time, We will process the transfer at the unit values determined as of 4:00 p.m. Eastern Time that Business Day. If We receive your telephone or written request for transfer in Good Order at or after 4:00 p.m. Eastern Time, We will process the transfer at the unit values determined as of 4:00 p.m. Eastern Time on the following Business Day. We treat telephone requests as having been received once the telephone transmission ends.

Transfers from the Fixed Account:

You may make only one transfer per contract year from the Fixed Account to the Subaccounts.

You may not transfer more than the greater of 25% of the Accumulation Value in the Fixed Account as of the date of transfer, or the amount transferred from the Fixed Account during the preceding year. If such transfer causes the Accumulation Value in the Fixed Account to fall below $1,000, We will transfer the full Accumulation Value. Because of the limits on the amount of Accumulation Value that may be transferred from the Fixed Account at any one time, it may take a number of years to transfer all of the Accumulation Value in the Fixed Account.

We reserve the right to revoke or modify the transfer privilege at any time.

Dollar Cost Averaging

You may elect to participate in a dollar cost averaging program in the application or by completing an election form that We receive. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual or annual basis, specified dollar amounts from the Vanguard VIF Money Market Subaccount into any other Subaccount(s). This allows you to potentially reduce the risk of investing most of your premium payment into the Subaccounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

On each dollar cost averaging transfer day, We will automatically transfer equal amounts (minimum $250) from the Vanguard VIF Money Market Subaccount to your designated “destination accounts” in the percentages selected. You may have multiple destination accounts. To participate in dollar cost averaging, you must elect a period of time and place at least $1,000 in the Vanguard VIF Money Market Subaccount.

If you have elected dollar cost averaging, the program will start on the first Business Day after the latest of:

the Contract Date; or

when the Accumulation Value of the Vanguard VIF Money Market Subaccount equals or exceeds the minimum amount stated above; or

the date requested.

Dollar cost averaging will end if:

We receive your written request to cancel your participation;

the Accumulation Value in the Vanguard VIF Money Market Subaccount is depleted; or

the specified number of transfers has been completed.

You will receive written notice confirming each transfer and when the program has ended. You are responsible for reviewing the confirmation to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is NOT considered a transfer for purposes of assessing the transfer fee. We may modify, suspend, or discontinue the dollar cost averaging program at any time. You cannot choose dollar cost averaging if you are participating in the automatic asset reallocation program.

Automatic Asset Reallocation

We also offer an automatic asset reallocation program under which We will automatically transfer amounts monthly, quarterly, semi-annually or annually to maintain a particular percentage allocation among the Subaccounts. Accumulation Value allocated to each Subaccount will grow or decline in value at different rates. Over time, this method of investing may help you buy low. The automatic asset reallocation program does not guarantee gains, nor does it assure that you will not have losses. The Fixed Account does not participate in this program.

To participate in the automatic asset reallocation program:

you must elect this feature in the Application or after issue by submitting an automatic asset reallocation request form to Our Administrative Service Center.

There is no additional charge for the automatic asset reallocation program. Any reallocation which occurs under the automatic asset reallocation program will NOT be counted towards the 12 “free” transfers allowed during each Contract year. You can end this program at any time.

Automatic asset reallocation will end if:

We receive your written request to terminate the program.

We may modify, suspend, or discontinue the automatic asset reallocation program at any time. You cannot choose automatic asset reallocation if you are participating in the dollar cost averaging program.

Additional Limitations on Transfers

When you make a request to transfer Accumulation Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected portfolios. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Contract causes frequent purchases and redemptions of shares of the portfolios.

Frequent purchases and redemptions of shares of the portfolios may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of the securities the portfolio holds and the reflection of that change in the portfolio’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a portfolio at a price that does not reflect the current market value of the securities the portfolio holds, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent purchases and redemptions of shares of the portfolios may increase brokerage and administrative costs of the portfolios, and may disrupt a portfolio’s portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by an Owner between the Subaccounts may adversely affect the long-term performance of the portfolios, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Contract (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Contracts, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Contract.

If We determine that you are engaging in frequent transfer activity among the Subaccounts, We may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, We may aggregate transfers made in two or more Contracts that we believe are related (e.g., two Contracts with the same Owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply Our policies and procedures to discourage frequent transfers to the dollar cost averaging or automatic asset reallocation programs.

If transfer activity violates Our established parameters, We will apply restrictions that We reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Contract. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters, although We may vary our policies and procedures among Our other variable insurance contracts and separate accounts and may be more restrictive with regard to certain variable contracts or Subaccounts than others. Because Our policies and procedures are discretionary and may differ among variable insurance contracts and separate accounts it is possible that some contract Owners may engage in frequent transfer activity while others may bear the harm associated with such activity. We also reserve the right not to take action with respect to frequent transfer activity. If We impose any restrictions on your transfer activity, We will notify you in writing. Restrictions that We may impose include, without limitation:

   limiting the frequency of transfers to not more than once every 30 days;

requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting telephone transfer privileges;

refusing to act on instructions of an agent acting under a power of attorney on your behalf; or

refusing or otherwise restricting any transfer request that We believe alone, or with a group of transfer requests, may have a detrimental effect on the Variable Account or the portfolios.

Please note that the limits and restrictions described here are subject to Our ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by Our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite Our efforts to prevent frequent transfers among the Subaccounts available under this Contract, there is no assurance that We will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners.

We may revise Our policies and procedures in Our sole discretion, at any time and without prior notice, as We deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Contracts, or portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Contract. In addition, We may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding portfolio. If a portfolio’s policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, We will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity. In addition, a portfolio’s policies and procedures may provide for the imposition of a redemption fee and We may be required to provide to the portfolio or its designee, promptly upon request, certain information about the trading activity of individual contract owners, and to restrict or prohibit further purchases or transfers by specific contract owners identified by the portfolio as violating its policies and procedures.

The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the portfolios describe any such policies and procedures. The frequent trading policies and procedures of a portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other portfolios and the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that We may not have the contractual obligation or the operational capacity to monitor Owners’ transfer requests and apply the frequent trading policies and procedures of the respective portfolios that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts.

Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of portfolio shares, as well as the contract owners of all of the insurance companies, including American Family, whose subaccounts correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order We submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the portfolio may reject the entire omnibus order and thereby interfere with Our ability to satisfy Our contractual obligations to Owners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other Owners.

In Our sole discretion, We may revise our market timing procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds and provide transaction information to the Funds in the future.

Telephone Transfers

You must notify Us on your application or otherwise in writing in a form acceptable to Us that you want the ability to make transfers by telephone. You may use your telephone to authorize a transfer from one Subaccount or the Fixed Account to another Subaccount or the Fixed Account, to change the allocation instructions for future investments, and/or to change automatic asset reallocation and dollar cost averaging programs.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If We follow such procedures We will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if We do not follow those reasonable procedures.

The procedures that We may follow for telephone transfers include:

providing you with a written confirmation of all transfers made according to telephone instructions;

requiring a form of personal identification prior to acting on instructions received by telephone; and

recorded instructions received by telephone.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours or your service provider’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of your request. If you are experiencing problems, you should make a written request to Our Administrative Service Center.

Transfer Fee

We will impose a transfer fee of $25 for the thirteenth and each subsequent transfer request you make per Contract year. Transfers you make pursuant to the automatic asset reallocation and dollar cost averaging programs do not count toward your 12 free transfers.

Access to Your Money

Surrenders

At any time before the Annuity Commencement Date, you may surrender your Contract for its Surrender Value.

The Surrender Value is equal to:

the Accumulation Value on the surrender date; minus

any applicable surrender charge; minus

any premium taxes not previously deducted; minus

any portion of the annual contract fee unless waived.

The Surrender Value will be determined at the unit value next determined as of the close of business on the Business Day We receive your written request for surrender in good order at Our Administrative Service Center, unless you specify a later date in your request. If We receive your written request at or after the close of Our Business Day, usually 4:00 p.m. Eastern Time, We will determine the Surrender Value as of the next Business Day. The Surrender Value will be paid in a lump sum unless you request payment under a settlement option. A surrender may have adverse Federal income tax consequences, including a penalty tax. See “Federal Tax Matters.”

Partial Surrenders

Before the Annuity Commencement Date, you may request a partial surrender of part of your Surrender Value. Partial surrenders are subject to the following conditions:

the minimum amount you can withdraw is $250; and

you may not make a partial surrender if the withdrawal plus the surrender charge, partial surrender processing fee and any applicable premium tax charge would cause the Accumulation Value to fall below $1,000.

We will withdraw the amount you request from the Surrender Value as of the Business Day on which you request a partial surrender from Our Administrative Service Center provided We receive your request in Good Order before the close of Our Business Day, usually 4:00 p.m. Eastern Time. If We receive your request at or after the close of Our Business Day, We will make the withdrawal as of the next Business Day. We will deduct the partial surrender processing fee from the amount withdrawn. We will reduce your Accumulation Value by any applicable surrender charge, the partial surrender processing fee, any applicable premium tax charge plus the dollar amount We sent to you. If the amount of the partial surrender is $5,000 or more, or state withholding election requirements apply, your request must be in writing.

You may specify how much you wish to withdraw from each Subaccount and/or the Fixed Account. If you do not specify, or if you do not have sufficient assets in the Subaccounts or Fixed Account you specified to comply with your request, We will make the partial surrender on a pro rata basis from the Fixed Account and those Subaccounts in which you are invested. We will base the pro rata reduction on the ratio that the Accumulation Value in each Subaccount and the Fixed Account has to the entire Accumulation Value before the partial surrender.

Remember, any partial surrender you take will reduce your Accumulation Value, and may reduce the death benefit by the amount of the partial surrender plus any charges. See “Death Benefit.”

Income taxes, tax penalties and certain restrictions may apply to any partial surrender you make.

See “Fees and Charges—Surrender Charge” for an explanation of the surrender charges that may apply.

Systematic Withdrawal Plan

You can elect to receive regular payments from your Accumulation Value during the accumulation period by instructing Us to withdraw selected amounts from the Fixed Account or any of the Subaccounts. We will specify the terms of the withdrawal plan on your Application or make these withdrawals on a monthly, quarterly, semi-annual or annual basis as you direct. You must complete an enrollment form and send it to Our Administrative Service Center. You may terminate the systematic withdrawal plan at any time.

There are some limitations to the systematic withdrawal plan:

withdrawals must be at least $100;

you must have a minimum balance at least equal to the amount you want to withdraw; and

We will deduct a surrender charge from any amount you withdraw in excess of your free withdrawal amount.

Income taxes and tax penalties may apply to the amount withdrawn. We may suspend or modify the systematic withdrawal plan at any time.

 Death  Benefit

Death Benefit Before the Annuity Commencement Date

We will pay a death benefit if the Annuitant dies before the Annuity Commencement Date. Assuming you are an Annuitant and you die (and there is no joint owner), your Beneficiary will receive the death benefit unless the Beneficiary is your surviving spouse and elects to continue the Contract. The death benefit is calculated at the close of the Business Day on which We receive written notice and due proof of death as well as properly completed required claim forms, at Our Administrative Service Center. If the Beneficiary elects to delay receipt of the death benefit, the amount of the death benefit payable in the future may be affected. If the deceased Annuitant was not an Owner (and all the Owners are individuals), the proceeds may be received in a lump sum or applied to any of the settlement options within one year of death. If the deceased Annuitant was an Owner (or if any Owner is not an individual), then death proceeds must be distributed in accordance with the Death of Owner provisions below. If We do not receive a request to apply the death benefit proceeds to a settlement option, We will make a lump sum distribution. We will generally pay lump sum death benefit payments within seven days after Our Administrative Service Center has received sufficient information to make the payment.

Death Benefit Payable

The death benefit equals the greater of:

the Accumulation Value on the later of the date that We receive due proof of death and the date when We receive the Beneficiary’s instructions on payment method at Our Administrative Service Center (We must receive payment instructions within 60 days of the date of death); or

the minimum death benefit. The minimum death benefit equals the sum of all premium payments, minus reductions for partial surrenders.

Upon payment of the death benefit, the Contract will terminate.

If the Annuitant or Owner is Attained Age 80 or older at the time of death, the death benefit is the Accumulation Value as determined above.

Death of the Annuitant

1.	If the Annuitant dies prior to the Annuity Commencement Date, We will pay the death benefit as provided above.

2.
If the Annuitant dies after the Annuity Commencement Date but before all of the proceeds payable under the Contract have been distributed, We will pay the remaining proceeds to the Beneficiary(ies) under the method of payment in effect at the time of the Annuitant’s death, unless the Beneficiary elects to receive the discounted value of any remaining payments in a lump sum.

Death of Owner

If any Owner of the Contract dies before the Annuity Commencement Date, the following applies:

If the new Owner is the deceased Owner’s spouse, the Contract will continue, treating the spouse of the deceased Owner as the new Owner and, if the deceased Owner was also the Annuitant, the deceased Owner’s spouse will also be the Annuitant.

Note: The right of a spouse to continue the Contract provisions relating to spousal continuation is available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, some uncertainty remains regarding the treatment of same-sex spouses. Consult a tax advisor for more information on this subject.

If the new Owner is someone other than the deceased Owner’s spouse, the entire interest in the Contract must be distributed to the new Owner:

•	within five years of the deceased Owner’s death or

•	over the life of the new Owner, or over a period not extending beyond the life or the life expectancy of the new Owner, as long as payments begin within one year of the deceased Owner’s death.

If the deceased Owner was the Annuitant, the new Owner will be the joint Owner, if any, or if there is no joint Owner, the Beneficiary.

If the deceased Owner was not the Annuitant, the new Owner will be the joint Owner, if any, or if there is no joint Owner, the Annuitant.

If the new Owner dies after the deceased Owner but before the entire interest has been distributed, any remaining distributions will be to the new Owner’s estate.

If any Owner dies on or after the Annuity Commencement Date, but before all proceeds payable under this Contract have been distributed, the Company will continue payments to the Annuitant (or, if the deceased Owner was the Annuitant, to the Beneficiary) under the payment method in effect at the time of the deceased Owner’s death.

If any Owner of this Contract is not an individual, the death of any Annuitant shall be treated as the death of an Owner.

In all events, death benefit distributions will be made from the Contract in accordance with Section 72(s) of the Internal Revenue Code of 1986, as amended.

Abandoned Property Requirements

Every state has unclaimed property laws which generally declare insurance contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or date the death benefit is due and payable. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, We are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on Our books and records, or to Our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Fees and Charges

We make certain charges and deductions under the Contract. These charges and deductions compensate Us for: (1) services and benefits We provide; (2) costs and expenses We incur; and (3) risks We assume.

Services and Benefits We Provide:

the death benefit under the Contract

investment options, including premium payment allocations

administration of elective options

the distribution of reports to Owners

Costs and Expenses We Incur:

costs associated with processing applications, and with issuing and administering the Contract overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Contracts other costs of doing business, such as collecting premium payments, maintaining records, effecting transactions, and paying Federal, state, and local premium and other taxes and fees

Risk We Assume:

that the costs of providing the services and benefits under the Contracts exceed the charges We deduct

Mortality and Expense Risk Charge

As compensation for assuming mortality and expense risks, We deduct a daily mortality and expense risk charge from your assets in the Subaccounts. The charge is equal, on an annual basis, to 1.00% of the average daily net assets you have invested in the Subaccounts.

The mortality risk We assume is that Annuitants may live for a longer period of time than estimated. The mortality risk that We assume also includes a guarantee to pay a death benefit if the Owner dies before the Annuity Commencement Date. The expense risk that We assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from the mortality and expense risk charge to pay the costs of distributing the Contracts.

Asset-Based Administrative Charge

We deduct a daily asset-based administrative charge from each Subaccount to help reimburse Us for Our administrative costs, such as Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs and data processing costs. This charge is equal, on an annual basis, to 0.15% of your average daily net assets in the Subaccounts. This charge is designed to help compensate Us for the cost of administering the Contracts and the Variable Account.

Partial Surrender Processing Fee

For each partial surrender, We deduct a processing fee of 2% of the amount surrendered, up to $25, from the partial surrender Proceeds to help reimburse Us for the administrative costs of processing partial surrenders.

Transfer Fee

A transfer fee of $25 will be imposed for the thirteenth and each subsequent transfer during a Contract year. Any unused free transfers do not carry over to the next Contract year. Each written or telephone request would be considered to be one transfer, regardless of the number of Subaccounts affected by the transfer. Transfers you make through Our automatic asset reallocation and dollar cost averaging programs do not count toward your twelve free transfers. We deduct the transfer fee from the amount transferred.

Surrender Charge

We do not deduct a charge for sales expenses from premium payments at the time premium payments are paid to Us. However, We will deduct a surrender charge, if applicable, if you surrender your Contract or partially surrender Accumulation Value before the Annuity Commencement Date. We do not assess a surrender charge on withdrawals made if the Contract terminates due to your death or the death of the last surviving Annuitant.

As a general rule, the surrender charge equals a percentage of the premium payments withdrawn that: (a) We have held for less than nine years; and (b) are not eligible for a free withdrawal. The surrender charge applies during the entire nine year period following each premium payment. The applicable percentage depends on the number of years since you made the premium payment being withdrawn, as shown on this chart:

Year in Which Withdrawal/Surrender is Made (From Date of Premium Payment)

1	2	3	4	5	6	7	8	9	10+

Surrender Charge Percentage
8%	7%	6%	5%	4%	3%	2%	1%	1%	0

In determining surrender charges, We will deem premium payments to be surrendered in the order in which they were received—that is, on a first-in, first-out basis. We also treat premium payments as being withdrawn before earnings.

Because surrender charges are based on the date each premium payment is made, you may be subject to a surrender charge, even though the Contract may have been issued many years earlier.

When you request a partial surrender, you will be sent a check in the amount you requested, less applicable tax withholding and a partial surrender processing fee. If a surrender charge applies, your Accumulation Value will be reduced by the dollar amount We send you, plus the surrender charge, the partial surrender processing fee and any applicable premium tax charge. The deductions will be made pro rata from all Subaccounts and the Fixed Account in which the Contract is invested based on the remaining Accumulation Value in each Subaccount and the Fixed Account, unless you request otherwise.

Free Withdrawal Amount

Each Contract year, after the first Contract year, you may withdraw a portion of your Accumulation Value without incurring a surrender charge. This amount is called the free withdrawal amount. The free withdrawal amount is an amount equal to 10% of total premium payments minus any prior partial surrenders.

We do not assess a surrender charge on proceeds applied to a settlement option with a fixed pay-out period of at least five years or on a settlement option with a life contingency. You may also withdraw, free of surrender charge, any premium payment that has been held by Us for more than nine years.

We will pay the Surrender Value to you in a lump sum within seven days after We receive your completed, signed surrender form absent other arrangements, unless the payment is from the Fixed Account. We may defer payment from the Fixed Account for the time allowed by law but not more than six months.

Annual Contract Fee

At the end of each Contract year before the Annuity Commencement Date, We will deduct an annual contract fee of $30 from your Accumulation Value as partial reimbursement for Our administrative expenses relating to the Contract. We will deduct the fee from each Subaccount and the Fixed Account based on the proportion that the Accumulation Value in each Subaccount and the Fixed Account bears to the total Accumulation Value. We will also deduct a pro rata portion of this charge on the Annuity Commencement Date, or the date you surrender the Contract. We guarantee this charge will not exceed $50.

We will not deduct this fee after income payments have begun. We also currently waive deduction of the charge for Contracts whose Accumulation Value is more than $20,000 on the date of assessment.

Portfolio Management Fees and Charges

Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, four portfolios deduct 12b-1 fees. See the Fee Table in this prospectus and the prospectuses for the portfolios.

Premium Taxes

Various states and other governmental entities charge a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. We are responsible for paying these taxes. If applicable, We will deduct the cost of such taxes from the Accumulation Value of your Contract either:

from premium payments as We receive them,

from Accumulation Value upon surrender or partial surrender,

on the Annuity Commencement Date, or

upon payment of a death benefit.

Other Taxes

Currently, no charge is made against the Variable Account for any Federal, state or local taxes (other than premium taxes) that We incur or that may be attributable to the Variable Account or the Contracts. We may, however, deduct such a charge in the future, if necessary.

The Payout Period

The Annuity Commencement Date

The Annuity Commencement Date is the day that the payout period begins under the settlement option you have selected. If you own a Contract that is not a qualified Contract, you must select the Annuity Commencement Date on which you will begin to receive income payments. The Annuity Commencement Date can be no earlier than the fifth Contract anniversary and can be no later than the Contract anniversary when the oldest Annuitant is age 95.

In the case of an IRA that satisfies Tax Code section 408, the Annuity Commencement Date generally must be no later than April 1 of the calendar year following the year in which you reach age 70 1/2 and the payment must be made in a specified form or manner. Roth IRAs under section 408A of the Tax Code do not require distributions at any time prior to your death; the Annuity Commencement Date for Roth IRAs can be no later than age 95.

Settlement Options

You may elect a Settlement Option if the amount to be applied is at least $5,000 or is sufficient to produce income payments of at least $1,200 annually. Smaller amounts may be applied to a Settlement Option only with Our consent.

You must choose a settlement option on or before the Annuity Commencement Date. The settlement option you select will affect the dollar amount of each income payment you receive. You may select or change your settlement option on or before the Annuity Commencement Date while the Annuitant is living by sending a written request signed by you and/or your Beneficiary, as appropriate, to Our Administrative Service Center. You may choose one of the settlement options described below or any other settlement option being offered by Us as of the Annuity Commencement Date. The settlement options We currently offer provide for fixed income payments.

Your Beneficiary may also choose a lump sum payment under a Retained Asset Account. The Retained Asset Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the Beneficiary, and the Beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and crediting or using the draft as desired. When the draft is paid through the bank that administers the account for Us, the bank will receive the amount the Beneficiary requests as a transfer from Our general account. The Retained Asset Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of Our general account, the Retained Asset Account is backed by Our financial strength, although it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Retained Asset Account. We pay interest on proceeds held in the Retained Asset Account as required by state law. Any interest paid on proceeds in the Retained Asset Account is currently taxable. Depending upon the Issue Date of the Contract, the minimum rate of interest We would credit on Proceeds in the Retained Asset Account may be lower than the minimum guaranteed rate of interest We would credit on amounts in the Fixed Account. For more information on the rate of interest We credit on Proceeds in the Retained Asset Account, please contact Us at 1-877-781-3520.

You may elect to receive income payments on a monthly, quarterly, semi-annual or annual basis depending upon the settlement option you choose. If you do not specify the frequency of payment, We will pay you monthly. The first payment under any option will be made on the day of the month you request (subject to Our agreement) and will be based on the payment frequency you selected measured from the Annuity Commencement Date. We will make subsequent payments on the same day of each subsequent period in accordance with the payment interval and settlement option you select.

If you do not select a settlement option by the Annuity Commencement Date, We will apply the Accumulation Value under the Fixed Period and Life settlement option, with a ten year guaranteed period of payments, as described below.

A Beneficiary may have the death benefit paid as an annuity under one of the settlement options.

Determining the Amount of Your Income Payment

On the Annuity Commencement Date, We will use the Surrender Value to calculate your income payments under the settlement option you select. The Surrender Value is your Accumulation Value minus any applicable surrender charges, annual contract fee, and premium tax charge.

For qualified Contracts, distributions must satisfy certain requirements specified in the Tax Code.

Fixed Income Payments

Fixed income payments are periodic payments that We make to the Owner. The amount of the fixed income payment is fixed and guaranteed by Us.

The amount of each payment depends on:

the form and duration of the settlement option you choose;

the age of the Annuitant;

the gender of the Annuitant (if applicable);

the amount of your Surrender Value on the Annuity Commencement Date; and

the applicable guaranteed annuity tables in the Contract.

The guaranteed annuity tables in the Contract are based on a minimum guaranteed interest rate of 3.5%. We may, in Our sole discretion, make income payments in an amount based on a higher interest rate.

Available Settlement Options:

Fixed Period. We will make equal periodic payments for a fixed period not less than five years and not longer than 30 years. If the payee dies before the period ends, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

Fixed Period and Life. We will make equal periodic payments for a guaranteed minimum period of not less than 10 years. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guarantee period, the balance of the guaranteed payments will be paid to the Beneficiary.

Fixed Amount. We will make equal periodic payments of a definite amount. The amount of each payment must be at least $20 for a period of not less than 5 years and not longer than 30 years. Payments will continue until the Proceeds are exhausted. The last payment will equal the amount of any unpaid Proceeds. If the payee dies before the Proceeds are paid, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

If your Contract is a Qualified Contract, the fixed amount and fixed period options may not satisfy minimum required distribution rules. Consult a tax advisor before electing this option.

Joint and Survivor Lifetime Income. We will make equal periodic payments to two payees for a guaranteed minimum of 10 years. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

Installment Refund. Payments are guaranteed for the lifetime of the payee. Payments are guaranteed to total no less than the amount of the Proceeds or Death Benefit applied. If the payee dies before the guaranteed payments have been made, the remaining payment will be paid to the Beneficiary.

Lifetime—No Refund. Payments are made for the lifetime of the payee. No minimum number of payments is guaranteed. Payments end at the death of the payee.

The Fixed Account

You may allocate some or all of your premium payments and transfer some or all of your Accumulation Value to the Fixed Account. The Fixed Account is part of Our General Account. We own the assets in the General Account, and We use these assets to support Our insurance and annuity obligations other than those funded by Our separate accounts. These assets are subject to Our general liabilities from business operations. Subject to applicable law, We have sole discretion over investment of the Fixed Account’s assets. To the extent that We are required to pay you amounts in addition to your Accumulation Value under any guarantees under the Contract, including the death benefit, such amounts will come from Our general account. Because those guarantees are backed by Our general account assets, you need to consider Our financial strength in meeting the guarantees under the Contract. You should be aware that Our General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that We issue other types of insurance policies and financial products as well, and We also pay Our obligations under these products from assets in Our General Account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of Our general account.

We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal, after charges and deductions, is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at Our sole discretion. The Fixed Account value will not share in the investment performance of Our General Account.

Our current practice is that each Contract year, We, in Our sole discretion, intend to establish a current interest rate that will be credited daily to amounts held in the Fixed Account for the duration of the Contract year. For each amount allocated or transferred to the Fixed Account, We apply the current interest rate to the end of the Contract year. At the end of the Contract year, We reserve the right to declare a new current interest rate on this amount and accrued interest thereon. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate.

We Have Not Registered the Fixed Account with the Securities and Exchange Commission, and the Staff of the Securities and Exchange Commission Has Not Reviewed the Disclosure in this Prospectus Relating to the Fixed Account.

Fixed Account Transfers

General

A transfer charge of $25 will be imposed for the 13th and each subsequent request you make to transfer Accumulation Value from one or more Subaccounts to the Fixed Account (or to one or more Subaccounts) during a single Contract year before the Annuity Commencement Date.

Before the Annuity Commencement Date, you may make one transfer each Contract year from the Fixed Account to one or more of the Subaccounts.

Payment Deferral

We have the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date We receive your written request at Our Administrative Service Center. During such deferral, We will continue to credit interest at the current guaranteed interest rate(s) for the Fixed Account.

Investment Performance of the Subaccounts

The Company periodically advertises performance of the Subaccounts and portfolios. We may disclose at least four different kinds of performance.

First, We may disclose standard total return figures for the Subaccounts that reflect the deduction of all charges under the Contract, including the mortality and expense charge, the annual contract fee and the surrender charge. These figures are based on the actual historical performance of the Subaccounts since their inception.

Second, We may disclose total return figures on a non-standard basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge assessed under the Contract. We will only disclose non-standard performance data if it is accompanied by standard total return data.

Third, We may present historic performance data for the portfolios since their inception reduced by all fees and charges under the Contract, although We may not deduct the surrender charge in some cases. Such adjusted historic performance includes data that precedes the inception dates of the Subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

Fourth, We may include in Our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

In advertising and sales literature (including illustrations), the performance of each Subaccount may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or portfolios of mutual funds with investment objectives similar to the Subaccount. Lipper Analytical Services, Inc. (“Lipper”), CDA Investment Technologies (“CDA”), Variable Annuity Research Data Service (“VARDS”) and Morningstar, Inc. (“Morningstar”) are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper’s and Morningstar’s rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, CDA, VARDS and Morningstar rank or illustrate such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the Variable Account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information including the effect of systematic investments and tax-deferred compounding on a Subaccount’s investment returns, or returns in general. We may illustrate this information by using tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Subaccount investment experience is positive.

Voting Rights

We are the legal owner of the portfolio shares held in the Subaccounts. However, when a portfolio is required to solicit the votes of its shareholders through the use of proxies, We believe that current law requires Us to solicit you and other Contract Owners as to how We should vote the portfolio shares held in the Subaccounts. If We determine that We no longer are required to solicit your votes, We may vote the shares in Our own right.

When We solicit your vote, the number of votes you have will be calculated separately for each Subaccount in which you have an investment. The number of your votes is based on the net asset value per share of the portfolio in which the Subaccount invests. It may include fractional shares. Before the Annuity Commencement Date, you hold a voting interest in each Subaccount to which the Accumulation Value is allocated.

If We do not receive timely voting instructions for portfolio shares, We will vote those shares in proportion to the voting instructions We receive. Proportional voting may result in a small number of contract owners determining the outcome of a vote. Instructions We receive to abstain on any item will reduce the total number of votes being cast on a matter. For further details as to how We determine the number of your votes, see the SAI.

Should Federal securities laws, regulations, or interpretations change, We may elect to vote portfolio shares in Our own right. If required by state insurance officials, or if permitted under Federal regulation, under certain circumstances We may disregard certain Owner voting instructions.

Federal Tax Matters

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.

We believe that Our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify. Further information on the tax status of the Contract can be found in the SAI under the heading “Additional Contract Provisions—Tax Status of the Contracts.”

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money—generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of postponing tax on investment income.

If you invest in a variable annuity as part of an IRA, Roth IRA or SIMPLE IRA program, your Contract is called a Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.

We believe that if you are a natural person you will not be taxed on increases in the Accumulation Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract’s Accumulation Value generally will be treated as a distribution.) Generally, withdrawals from your annuity should only be made once the Owner reaches age 59 1/2, dies or is disabled; otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.

Taxation of Non-Qualified Contracts

Non-Natural Person

If a non-natural person (such as a corporation or a trust) owns a non-qualified annuity contract, the Owner generally must include in income any increase in the excess of the Accumulation Value over the investment in the contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals

When a withdrawal (including systematic Payments) from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the Owner’s investment in the contract at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

Penalty Tax on Certain Withdrawals

In the case of a distribution from a Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

made on or after the taxpayer reaches age 59 1/2;

made on or after the death of an Owner;

attributable to the taxpayer’s becoming disabled; or

made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Income Payments

Although tax consequences may vary depending on the settlement option elected under an annuity contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when income payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.

Partial Annuitization

Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a settlement option, they are taxed in the same way as income payments.

Transfers, Assignments or Exchanges of a Contract

A transfer or assignment of ownership of a Contract, the designation of certain Annuitants, the selection of certain Annuity Commencement Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange, should consult a tax adviser as to the tax consequences.

Withholding

Annuity distributions are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts

All non-qualified deferred annuity contracts that are issued by Us (or affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

Further Information

We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading “Additional Contract Provisions—Tax Status of the Contracts.”

Taxation of Qualified Contracts

The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Individual Retirement Annuities (IRAs), as defined in Section 408 of the Tax Code, permit individuals to make annual contributions of up to the lesser of a specified annual amount or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply.

SIMPLE IRAs permit certain eligible small employers to establish SIMPLE plans as provided by Section 408(p) of the Tax Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a specified annual amount. The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs, as described in Tax Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Other Tax Issues

Qualified Contracts generally have minimum distribution rules that govern the timing and amount of distributions. Roth IRAs do not require distributions before death. You should consult a tax adviser for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s Federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Under certain circumstances, the Code may impose a generation skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2014, the Federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,340,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. You should consult a tax adviser for more information.

Same-Sex Spouses

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to the spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, some uncertainty remains regarding the treatment of same-sex spouses. Consult a tax advisor for more information on this subject.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. Federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Our Income Taxes

At the present time, We make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that We incur that may be attributable to the investment divisions (that is, the Subaccounts) of the Variable Account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that We determine is attributable to the investment divisions of the Variable Account or the Contracts.

To the extent permitted by Federal tax law, We may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

Under current laws in several states, We may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

Other  Information

Payments We Make

We usually pay the amounts of any surrender, partial surrender, or death benefit within seven days after We receive all applicable written notices, permitted telephone requests, and/or due proofs of death. However, We can postpone these payments if:

the New York Stock Exchange is closed, other than for customary weekends and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

the SEC permits, by an order, the postponement of any payment for the protection of Owners; or

the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

If, under SEC rules, Vanguard VIF Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, We will delay payment of any transfer, partial surrender, surrender or death benefit from the Vanguard VIF Money Market Portfolio Subaccount until the Portfolio is liquidated.

We have the right to defer payment of amounts from the Fixed Account for up to six months after receipt of the written notice. We will pay interest on any payment deferred for 30 days or more as required by state law.

If you have submitted a check or draft as payment, We have the right to defer payment of surrenders, partial surrenders, the death benefit, or payments under a settlement option until the check or draft has been honored.

If mandated under applicable law, We may be required to block an Owner’s account and thereby refuse to pay any requests for transfers, partial surrenders, surrenders or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.

Modifying the Contract

Any modification or waiver of Our rights or requirements under the Contract must be in writing and signed by Our President, one of Our Vice Presidents, Our Secretary or Our Assistant Secretary. No agent or other person may bind Us by waiving or changing any provision contained in the Contract.

Upon notice to you, We may modify the Contract:

to conform the Contract, Our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Contract, Our Company, or the Variable Account is subject;

to assure continued qualification of the Contract under the Code or other Federal or state laws relating to retirement annuities or variable annuity contracts;

to reflect a change in the Variable Account’s operation; or

provide additional investment options.

If We modify the Contract, We will make appropriate endorsements to the Contract. If any provision of the Contract conflicts with the laws of a jurisdiction that govern the Contract, We reserve the right to amend the provision to conform with these laws.

Distribution of the Contracts

We ceased offering the Contracts to new purchasers in 2009. You may, however continue to make payments to fund your Contract pursuant to its terms, and exercise other rights and options under your Contract, such as reallocations among investment options, partial withdrawals, surrenders and changes in ownership. To that limited extent, the distribution with respect to outstanding Contracts continues.

We have entered into a distribution agreement, effective as of February 15, 2014, with Sunset Financial Services, Inc. (the “Distributor”), for the distribution and servicing of outstanding Contracts. Pursuant to this agreement, the Distributor serves as principal underwriter for the Contracts, and distributes and services the Contracts through its registered representatives. The Distributor replaced American Family Securities, LLC, an affiliate, which had acted as principal underwriter and distributor for the Contracts until February 14, 2014. The Distributor is not affiliated with Us. All commissions that were payable with respect to the Contracts have been paid, and no commissions are or will become payable to the Distributor (or American Family Securities, LLC) or their respective registered representatives with respect to the Contracts. The Distributor, however, may be reimbursed by Kansas City Life Insurance Company for expenses incurred by the Distributor in providing distribution and servicing services for the Contracts.

The Fidelity Variable Insurance Products Fund makes payments to the Distributor under its distribution plans in consideration of services provided and expenses incurred by the Distributor in distributing Service Class 2 Fund shares available under the Contracts. These payments equal on an annual basis 0.30% of the average net assets of the Variable Account invested in the particular fund. The compensation received by the Distributor’s registered representatives is not affected by the payments received from the Fidelity Variable Insurance Products Fund or the subaccounts selected by owners.

Legal Proceedings

Like other life insurance companies, We are involved in lawsuits. In addition, We are from time to time, involved as a party to various governmental and administrative proceedings. Currently, there are no class action lawsuits or proceedings naming Us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or proceeding cannot be predicted with certainty, We believe that at the present time, there are no pending or threatened lawsuits or proceedings that are reasonably likely to have a material adverse impact on the Variable Account, the ability of the Distributor to perform its contract with the Variable Account or the ability of American Family Life Insurance Company to meet its obligations under the Contract.

Reports to Owners

We will mail a report to you at least annually at your last known address of record. The report will state the Accumulation Value (including the Accumulation Value in each Subaccount and the Fixed Account), the Surrender Value, any activity since the last report (e.g., premium payments, partial surrenders and interest credited to the Fixed Account) and any further information required by any applicable law or regulation.

Inquiries

Inquiries regarding your Contract may be made by calling or writing to Us at Our Administrative Service Center.

Financial Statements

The financial statements for the Variable Account and the Company are contained in the Statement of Additional Information (the “SAI”). Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the Contracts. For a free copy of these financial statements and/or the SAI, please call or write to Us at Our Administrative Service Center.

Statement of Additional Information

The SAI contains additional information about the Contract and the Variable Account. You can obtain the SAI (at no cost) by writing to Us at the address shown on the front cover or by calling 1-877-781-3520. The following is the Table of Contents for the SAI.

Additional Contract Provisions	2
The Contract	2
Assignment	2
Incontestability	2
Incorrect Age or Gender	2
Nonparticipation	3
Tax Status of the Contracts	3

Calculation of Subaccount and Adjusted Historic Portfolio Performance Data	3
Money Market Subaccount Yields	3
Other Subaccount Yields	4
Average Annual Total Returns for the Subaccounts	5
Non-Standard Subaccount Total Returns	6
Adjusted Historic Portfolio Performance Data	6
Effect of the Annual Contract Fee on Performance Data	6

Historic Performance Data	6
General Limitations	6
Time Periods Before the Date the Variable Account Commenced Operations	6

Addition, Deletion or Substitution of Investments	6
Resolving Material Conflicts	7

Voting Rights	7

Safekeeping of Variable Account Assets	7

Distribution of the Contracts	7

Legal Matters	8

Experts	8

Other Information	8

Financial Statements	8

To learn more about the Contract, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI and to request other information about the Contract, please call or write to Us at Our Administrative Service Center only, P.O. Box 219409, Kansas City, Missouri 64121-9409, 1-877-781-3520.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Us and the Contract. Information about Us and the Contract (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Investment Company Act of 1940 Registration File No. 811-10121

Contract Identifier C000018178

All your protection under one roof*

American Family Life Insurance Company
Administrative Service Center — Kansas City, MO 64111

The American Family Variable Annuity is issued by American Family Life Insurance Company and distributed by Sunset Financial Services, Inc.
3520 Broadway, Kansas City, MO 64111
1-800-821-5529

© 2013

Appendix A - Condensed Financial Information

The Variable Account commenced operations on May 10, 2001. The information presented below reflects the accumulation unit information for the Subaccounts for each period specified below ending on December 31.1

Subaccount	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Units at End of Period

Fidelity VIP Equity-Income Portfolio
2004	9.87	10.86	579,566.51
2005	10.86	11.33	874,172.00
2006	11.33	13.44	1,204,437.41
2007	13.44	13.45	1,552,347.98
2008	13.45	7.61	1,873,235.16
2009	7.61	9.77	1,939,105.38
2010	9.77	11.10	1,829,651.59
2011	11.10	11.04	1,673,779.69
2012	11.04	12.78	1,513,291.58
2013	12.78	16.15	1,379,017.31

Fidelity VIP Contrafund® Portfolio
2004	10.82	12.32	285,287.04
2005	12.32	14.21	424,553.09
2006	14.21	15.65	529,348.96
2007	15.65	18.15	531,499.45
2008	18.15	10.28	499,836.29
2009	10.28	13.77	465,405.83
2010	13.77	15.92	430,367.60
2011	15.92	15.30	371,576.30
2012	15.30	17.57	342,296.73
2013	17.57	22.75	315,378.91

Fidelity VIP Growth and Income Portfolio
2004	9.45	9.85	782,936.37
2005	9.85	10.46	1,352,072.33
2006	10.46	11.67	1,875,704.75
2007	11.67	12.91	2,353,585.32
2008	12.91	7.42	2,639,530.46
2009	7.42	9.31	2,750,295.85
2010	9.31	10.55	2,604,813.14
2011	10.55	10.57	2,445,612.88
2012	10.57	12.35	2,147,899.77
2013	12.35	16.27	1,905,209.53

A-1

Subaccount	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Units at End of Period

Fidelity VIP Mid Cap Portfolio
2004	10.00	12.15	402,527.14
2005	12.15	14.21	469,818.19
2006	14.21	15.83	556,031.83
2007	15.83	18.10	574,444.33
2008	18.10	10.83	578,566.28
2009	10.83	15.00	595,194.67
2010	15.00	19.11	523,737.07
2011	19.11	16.89	455,964.76
2012	16.89	19.17	431,363.90
2013	19.17	25.82	385,717.90

Fidelity VIP Investment Grade Bond Portfolio
2008	10.00	9.53	3,123,731.97
2009	9.53	10.90	2,870,648.97
2010	10.90	11.61	2,816,129.90
2011	11.61	12.30	2,775,569.33
2012	12.30	12.86	2,688,623.28
2013	12.86	12.48	2,771,011.68

Vanguard VIF Capital Growth Portfolio
2011	9.98	9.03	2,400,648.89
2012	9.03	10.31	2,176,050.72
2013	10.31	14.12	1,887,697.83

Vanguard VIF International Portfolio
2008	10.00	5.55	3,617,801.74
2009	5.55	7.84	3,480,363.10
2010	7.84	8.97	3,192,196.61
2011	8.97	7.67	3,014,990.98
2012	7.67	9.10	2,939,287.43
2013	9.10	11.09	2,727,341.63

Vanguard VIF Money Market Portfolio
2013	NA	9.93	1,074,210.65

Vanguard VIF Small Company Growth Portfolio
2004	10.00	11.09	82,453.45
2005	11.09	11.65	181,661.58
2006	11.65	12.69	259,635.90
2007	12.69	13.02	330,344.37
2008	13.02	7.79	370,226.88
2009	7.79	10.74	413,855.11
2010	10.74	13.99	367,010.23
2011	13.99	14.02	308,793.04
2012	14.02	15.89	287,155.68
2013	15.89	23.02	251,337.08

1
The Fidelity VIP Mid Cap Subaccount and the Vanguard VIF Small Company Growth Subaccount commenced operations on June 1, 2004. The Vanguard VIF International Subaccount and the Fidelity Investment Grade Bond Subaccount commenced operations on May 1, 2008. The Vanguard VIF Capital Growth Fund commenced operations on May 1, 2011.

A-2

Statement of Additional Information

for the
American Family Variable Annuity Contract

Flexible Premium Variable Annuity Contract

Issued Through
American Family Variable Account II

Offered by
American Family Life Insurance Company
Administrative Service Center
P.O. Box 219409
Kansas City, Missouri 64121-9409
1-877-781-3520

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the American Family Variable Annuity Contract offered by American Family Life Insurance Company. You may obtain a copy of the Prospectus for the Contract dated May 1, 2014 by calling the above telephone number or by writing to Us at the above address.

This Statement of Additional Information incorporates terms used in the current Prospectus for the Contract.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Contract and the Funds.

The date of this Statement of Additional Information is May 1, 2014.

Additional Contract Provisions

The Contract

The entire contract consists of the Contract, the signed Application attached at issue, any attached amendments and supplements to the Application, and any attached riders and endorsements. In the absence of fraud, We consider all statements in the Application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached Application or in an amendment or supplement to the Application attached to the Contract.

Assignment

The rights of the Owner and any Beneficiary are subject to the rights of any assignee of this Contract unless the Beneficiary was effectively designated as an irrevocable Beneficiary before the assignment. No assignment is binding on Us until the original or a copy of it is filed at Our Administrative Service Center, and accepted by Us. We are not responsible for the validity of any assignment or its legal effect.

Incontestability

We will not contest the Contract after the issue date.

Incorrect Age or Gender

If the age or gender (if applicable) of the Annuitant has been stated incorrectly, then We will determine the Annuity Commencement Date and the amount of the income payments by using the correct age and gender. After the Annuity Commencement Date, any adjustment for underpayment will be paid immediately. Any adjustment for overpayment will be deducted from future payments. We will make adjustments for overpayments or underpayments with interest at the rate then in use to determine the rate of payments.

2

Nonparticipation

The Contract does not participate in Our surplus earnings or profits. We will not pay dividends on this Contract.

Tax Status of the Contracts

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Tax Code requires that the investments of each Subaccount of the Variable Account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each Subaccount, through the Portfolio in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, We believe that the Owner of a Contract should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying Variable Account assets.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Tax Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any Owner dies on or after the Annuity Commencement Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any Owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death. These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Calculation of Subaccount and Adjusted Historic Portfolio Performance Data

We may advertise and disclose historic performance data for the Subaccounts, including yields, standard annual total returns, and non-standard measures of performance of the Subaccounts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the SEC defined standards.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market portfolio.

We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical Subaccount under a Contract having a balance of one unit of the Money Market Subaccount at the beginning of the period. We divide that net change in Subaccount value by the value of the hypothetical Subaccount at the beginning of the period to determine the base period return. Then We annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical Subaccount invests; and (ii) charges and deductions imposed under the Contract that are attributable to the hypothetical Subaccount.

These charges and deductions include the per unit charges for the annual contract fee, the mortality and expense risk charge and the asset-based administrative charge. For purposes of calculating current yields for a Contract, We use an average per unit annual contract fee based on the $30 annual contract fee.

3

We calculate the current yield by the following formula:

Current Yield = ((NCS/UV) X (365/7)) - ES

Where:

NCS	=
The net change in the value of the Money Market portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical Subaccount having a balance of one Subaccount unit.

ES	=	Per unit charges deducted from the hypothetical Subaccount for the seven-day period.

UV	=	The unit value for the first day of the seven-day period.

We may also disclose the effective yield of the Money Market Subaccount for the same seven-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base return, raising the sum to a power equal to 365 divided by 7, and subtracting one and the per unit charges from the result.

Effective Yield	=	(1 + (NCS/UV))365/7 - 1 - ES

Where:

NCS	=
The net change in the value of the Money Market portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical Subaccount having a balance of one Subaccount unit.

ES	=	Per unit charges deducted from the hypothetical Subaccount for the seven-day period.

UV	=	The unit value for the first day of the seven-day period.

The Money Market Subaccount yield is lower than the Money Market portfolio’s yield because of the charges and deductions that the Contract imposes.

The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market portfolio, the types and quality of securities held by the Money Market portfolio and that portfolio’s operating expenses. We may also present yields on amounts held in the Money Market Subaccount for periods other than a seven-day period.

Yield calculations do not take into account the surrender charge that We assess on certain withdrawals of Accumulation Value.

Other Subaccount Yields

Sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) under the Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income that the Subaccount generates during a 30-day or one-month period and is assumed to be generated during each period over a 12-month period.

We compute the annualized 30-day yield by:

•
dividing the net investment income of the portfolio attributable to the Subaccount units, less Subaccount expenses attributable to the Contract for the period, by the maximum offering price per unit on the last day of the period;

•	multiplying the result by the daily average number of units outstanding for the period;

•	compounding that yield for a 6-month period; and

•	multiplying the result by 2.

Expenses of the Subaccount include the annual contract fee, the asset-based administrative charge and the mortality and expense risk charge. The yield calculation assumes that We deduct the annual contract fee at the end of each Contract year. For purposes of calculating the 30-day or one-month yield, We divide an average annual contract fee collected by the average Accumulation Value in the Subaccount to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. We calculate the 30-day or one-month yield by the following formula:

4

Yield	=	2 X ((((NI - ES)/(U X UV)) + 1)6 - 1)

Where:

NI	=	Net income of the portfolio for the 30-day or one-month period attributable to the Subaccount’s units.

ES	=	Charges deducted from the Subaccount for the 30-day or one-month period.

U	=	The average number of units outstanding.

UV	=	The unit value at the close of the last day in the 30-day or one-month period.

The yield for the Subaccount is lower than the yield for the corresponding portfolio because of the charges and deductions that the Contract imposes.

The yield on the amounts held in the Subaccounts normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The types and quality of securities that a portfolio holds and its operating expenses affect the corresponding Subaccount’s actual yield.

Yield calculations do not take into account the surrender charge that We assess on certain withdrawals of Accumulation Value.

Average Annual Total Returns for the Subaccounts

Sales literature or advertisements may quote average annual total returns for one or more of the Subaccounts for various periods of time. If We advertise total return for the Money Market Subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.

When a Subaccount has been in operation for one, five, and ten years, respectively, We will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time.

Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. Each period’s ending date for which We provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.

We calculate the standard average annual total returns using Subaccount unit values that We calculate on each Business Day based on the performance of the Subaccount’s underlying portfolio, the deductions for the mortality and expense risk charge, the asset-based administrative charge and the annual contract fee. The calculation assumes that We deduct an annual contract fee of $30.00 at the end of each Contract year. For purposes of calculating average annual total return, We use an average per-dollar per-day annual contract fee attributable to the hypothetical Subaccount for the period. The calculation also assumes total surrender of the Contract at the end of the period for the return quotation and will take into account the surrender charge applicable to the Contract that We assess on surrenders of Accumulation Value.

We calculate the standard total return by the following formula:

TR	=	((ERV/P)/1N) - 1

Where:

TR	=	The average annual total return net of Subaccount recurring charges.

ERV	=	The ending redeemable value (minus any applicable surrender charge) of the hypothetical Subaccount at the end of the period.

P	=	A hypothetical initial payment of $1,000.

N	=	The number of years in the period.

Non-Standard Subaccount Total Returns

Sales literature or advertisements may quote average annual total returns for the Subaccounts that do not reflect any surrender charges. We calculate such non-standard total returns in exactly the same way as the average annual total returns described above, except that We replace the ending redeemable value of the hypothetical Subaccount for the period with an ending value for the period that does not take into account any surrender charges.

5

We may disclose cumulative total returns in conjunction with the standard formats described above. We calculate the cumulative total returns using the following formula:

CTR	=	(ERV/P) - 1

Where:

CTR	=	The cumulative total return net of Subaccount recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical single payment of $1,000.

Adjusted Historic Portfolio Performance Data

Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic portfolio performance may include data that precedes the inception dates of the Subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

We will disclose nonstandard performance data only if We disclose the standard performance data for the required periods.

Effect of the Annual Contract Fee on Performance Data

The Contract provides for the deduction of a $30.00 annual contract fee at the end of each Contract year from the Fixed Account and the Subaccounts. We will waive this charge if your Accumulation Value is more than $20,000 on the date the charge is assessed. We base it on the proportion that the value of each such account bears to the total Accumulation Value. For purposes of reflecting the annual contract fee in yield and total return quotations, We convert the annual contract fee into a per-dollar per-day charge based on the average Accumulation Value in the Subaccount for all Contracts on the last day of the period for which quotations are provided. Then, We adjust the per-dollar per-day average charge to reflect the basis upon which We calculate the particular quotation.

Historic Performance Data

General Limitations

The funds provide the portfolios’ performance data. We derive Subaccount performance data from the data that the funds provide and rely on the funds’ data.

Time Periods Before the Date the Variable Account Commenced Operations

The Variable Account may disclose non-standardized total return for time periods before the Variable Account commenced operations. Such performance data would be based on the actual performance of the portfolios since their inception, adjusted to reflect the effect of the current level of charges that apply to the Subaccounts under the Contract.

Addition, Deletion or Substitution of Investments

In the event of any substitution or change, We may (by appropriate endorsement, if necessary) change the Contract to reflect the substitution or change. If We consider it to be in the best interest of Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, it may be combined with other of Our variable accounts, or the assets may be transferred to another variable account. In addition, We may, when permitted by law, restrict or eliminate any voting rights you have under the Contracts.

6

Resolving Material Conflicts

The funds currently sell shares to registered separate accounts of insurance companies other than Us to support other variable annuity contracts and variable life insurance contracts. In addition, Our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as a Contract Owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of fund shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies.

In addition, the management of the funds will monitor the funds in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable. In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if We believe that the response of the funds to any such conflict does not sufficiently protect you, then We will take Our own appropriate action, including withdrawing the Variable Account’s investment in such funds, as appropriate.

Voting Rights

We determine the number of votes you may cast by dividing your Accumulation Value in a Subaccount by the net asset value per share of the portfolio in which that Subaccount invests. We determine the number of votes available to you as of the same date that the fund establishes for determining shareholders eligible to vote at the relevant meeting of the portfolio’s shareholders. We will solicit voting instructions by sending you written materials before the fund’s meeting in accordance with the fund’s procedures.

Safekeeping of Variable Account Assets

We hold the Variable Account’s assets physically segregated and apart from the General Account. We maintain records of all purchases and sales of portfolio shares by each of the Subaccounts. A Fidelity bond in the amount of $10 million per occurrence and $20 million in the aggregate covering Our officers and employees has been issued by Travelers Casualty and Surety Company of America.

Distribution of the Contracts

We ceased offering the Contracts to new purchasers in 2009.

Sunset Financial Services, Inc. (the “Distributor”) serves as principal underwriter for the Contracts. The Distributor is located at 3520 Broadway, Kansas City, Missouri, 64111. The Distributor was organized as a corporation under Washington state laws in 1964 and is wholly owned by Kansas City Life Insurance Company, Inc. The Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions of the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA). The Distributor is a member of the Securities Investor Protection Corporation.

More information about the Distributor and its registered persons is available at http://www.finra.org/ or by calling the FINRA BrokerCheck at toll-free (800) 289-9999. You can also obtain an investor brochure from FINRA describing its Public Disclosure Program.

7

On February 15, 2014, the Distributor replaced American Family Securities, LLC, which served as principal underwriter of the Contracts until then. No compensation is payable to the Distributor by Us under the Distribution Agreement, and its operating expenses (including compensation of its registered persons involved in carrying out the Distributor’s responsibilities under the Distribution Agreement) are paid by Kansas City Life Insurance Company. However, commissions were payable by Us to American Family Securities, LLC under the agreement in effect when American Family Securities, LLC served as principal underwriter for the Contracts. American Family Securities, LLC received commissions with respect to the Contracts in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to American Family Securities, LLC	Aggregate Amount of Commissions Retained by American Family Securities, LLC After Payments to its Registered Representatives
2013	$ 73,782	None
2012	$ 146,164	None
2011	$ 167,999	None

*	Includes sales compensation paid to registered representatives of American Family Securities, LLC.

American Family Securities, LLC passed through commissions it received to individuals and their managers who were registered with American Family Securities, LLC at the time the Contracts were sold. American Family Securities, LLC did not retain any portion of the commissions in return for its services as distributor for the Contracts. However, American Family and American Family Mutual Insurance Company paid all of the operating and other expenses of American Family Securities, LLC when that agreement was in effect.

Legal Matters

David C. Holman, Chief Legal Officer, American Family Life Insurance Company, has passed upon all matters relating to Wisconsin law pertaining to the Contracts, including the validity of the Contracts and the Company’s authority to issue the Contracts. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the Federal securities laws.

Experts

The Financial Statements of American Family Life Insurance Company and Variable Account II included in this SAI, which is a part of the Registration Statement, have been included in reliance on the reports of PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

This SAI contains the audited Statements of Assets and Liabilities and Policy Owners’ Equity of the Variable Account as of December 31, 2013 and the related Statements of Operations and Statements of Changes in Policy Owners’ Equity for the years or periods indicated. PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606, serves as independent registered public accounting firm for the Variable Account.

Our Balance Sheets as of December 31, 2013 and 2012 and Our related Statements of Income, Statements of Changes in Stockholder’s Equity, and Statements of Cash Flows for each of the three years in the period ended December 31, 2013, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

8

American Family Variable
Account II
Financial Statements
December 31, 2013 and 2012

American Family Variable Account II
Contents
December 31, 2013 and 2012

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Family Life Insurance Company and
Policy Owners of American Family Variable Account II:

In our opinion, the accompanying statements of assets and liabilities and policy owners' equity, and the related statements of operations and of changes in policy owners' equity and the financial highlights present fairly, in all material respects, the financial position of American Family Variable Account II and its Fidelity VIP Contrafund Subaccount, Fidelity VIP Equity Income Subaccount, Fidelity VIP Growth and Income Subaccount, Fidelity VIP Investment Grade Bond Subaccount, Fidelity VIP Mid Cap Subaccount, Fidelity VIP Money Market Subaccount, Vanguard VIF Capital Growth Subaccount, Vanguard VIF International Subaccount, Vanguard VIF Money Market Subaccount, and Vanguard VIF Small Company Growth Subaccount at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their policy owners' equity for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of American Family Life Insurance Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included direct confirmation of securities at December 31, 2013 by correspondence with the underlying registered investment companies, provide a reasonable basis for our opinion.

Effective May 1, 2013, American Family Variable Account II opened the Vanguard VIF Money Market Subaccount as a funding choice to replace the Fidelity VIP Money Market Subaccount.  Effective September 20, 2013, American Family Variable Account II eliminated the Fidelity VIP Money Market Subaccount as a funding choice.

/s/ PricewaterhouseCoopers LLP

February 28, 2014

1

American Family Variable Account II
Statements of Assets and Liabilities and Policy Owners’ Equity
December 31, 2013

									Vanguard
		Fidelity VIP	Fidelity VIP	Fidelity VIP		Vanguard	Vanguard	Vanguard	VIF Small
	Fidelity VIP	Equity	Growth	Investment	Fidelity VIP	VIF	VIF	VIF	Company
	Contrafund	Income	and Income	Grade Bond	Mid Cap	Capital Growth	International	Money Market	Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Investments at fair value (1):
Fidelity Variable Insurance Products Fund	$7,173,597	$22,269,227	$31,003,818	$34,577,767	$9,959,629	$-	$-	$-	$-
Vanguard Variable Insurance Fund	-	-	-	-	-	26,645,306	30,257,063	10,666,984	5,785,725
Total Assets	7,173,597	22,269,227	31,003,818	34,577,767	9,959,629	26,645,306	30,257,063	10,666,984	5,785,725
Total Liabilities	-	-	-	-	-	-	-	-	-
Total Policy Owners' Equity	$7,173,597	$22,269,227	$31,003,818	$34,577,767	$9,959,629	$26,645,306	$30,257,063	$10,666,984	$5,785,725

(1) Investments at cost	$5,357,912	$19,564,734	$21,672,689	$35,163,364	$7,992,574	$18,761,844	$21,808,571	$10,666,984	$3,119,950
Shares outstanding	212,425.138	973,305.355	1,647,386.699	2,824,980.975	273,691.359	1,129,038.390	1,358,036.922	10,666,983.760	215,082.730
Unit value	$22.75	$16.15	$16.27	$12.48	$25.82	$14.12	$11.09	$9.93	$23.02
Outstanding units	315,378.906	1,379,017.310	1,905,209.533	2,771,011.675	385,717.904	1,887,697.828	2,727,341.633	1,074,210.653	251,337.076

The accompanying notes are an integral part of these financial statements.

2

American Family Variable Account II
Statements of Operations
Year Ended December 31, 2013

										Vanguard
		Fidelity VIP	Fidelity VIP	Fidelity VIP		Fidelity VIP	Vanguard	Vanguard	Vanguard	VIF Small
	Fidelity VIP	Equity	Growth	Investment	Fidelity VIP	Money	VIF	VIF	VIF	Company
	Contrafund	Income	and Income	Grade Bond	Mid Cap	Market	Capital Growth	International	Money Market	Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount (1)	Subaccount	Subaccount	Subaccount (2)	Subaccount
Net Investment income (loss)
Dividend income	$54,432	$477,929	$472,128	$809,821	$45,804	$2,819	$307,635	$399,562	$2,824	$35,091
Mortality, expense and administrative
charges	(74,955)	(243,083)	(336,597)	(392,884)	(105,245)	(87,408)	(287,802)	(320,916)	(34,362)	(59,678)
Net investment income (loss)	(20,523)	234,846	135,531	416,937	(59,441)	(84,589)	19,833	78,646	(31,538)	(24,587)
Realized and unrealized gain (loss)
Net realized gain (loss) on fund shares redeemed	(51,600)	(377,741)	569,405	86,043	65,842	-	773,575	279,625	-	137,033
Capital gain distributions	1,906	1,409,018	-	432,086	1,158,537	-	578,354	-	-	387,531
Net change in unrealized appreciation
(depreciation) on investments	1,755,855	3,621,756	7,276,238	(1,980,708)	1,547,786	-	6,385,118	5,259,758	-	1,408,492
Net gain (loss) on investments	1,706,161	4,653,033	7,845,643	(1,462,579)	2,772,165	-	7,737,047	5,539,383	-	1,933,056
Net increase (decrease) in equity
from operations	$1,685,638	$4,887,879	$7,981,174	$(1,045,642)	$2,712,724	$(84,589)	$7,756,880	$5,618,029	$(31,538)	$1,908,469

(1) For the period January 1, 2013 to September 20, 2013
(2) For the period May 1, 2013 to December 31, 2013

The accompanying notes are an integral part of these financial statements.

3

American Family Variable Account II
Statements of Changes in Policy Owners’ Equity
Year Ended December 31, 2013

										Vanguard
		Fidelity VIP	Fidelity VIP	Fidelity VIP		Fidelity VIP	Vanguard	Vanguard	Vanguard	VIF Small
	Fidelity VIP	Equity	Growth	Investment	Fidelity VIP	Money	VIF	VIF	VIF	Company
	Contrafund	Income	and Income	Grade Bond	Mid Cap	Market	Capital Growth	International	Money Market	Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount (1)	Subaccount	Subaccount	Subaccount (2)	Subaccount
Increase (decrease) from operations
Net investment income (loss)	$(20,523)	$234,846	$135,531	$416,937	$(59,441)	$(84,589)	$19,833	$78,646	$(31,538)	$(24,587)
Net realized gain (loss) on fund shares redeemed	(51,600)	(377,741)	569,405	86,043	65,842	-	773,575	279,625	-	137,033
Capital gain distributions	1,906	1,409,018	-	432,086	1,158,537	-	578,354	-	-	387,531
Net change in unrealized appreciation
(depreciation) on investments	1,755,855	3,621,756	7,276,238	(1,980,708)	1,547,786	-	6,385,118	5,259,758	-	1,408,492
Net increase (decrease) in
equity from operations	1,685,638	4,887,879	7,981,174	(1,045,642)	2,712,724	(84,589)	7,756,880	5,618,029	(31,538)	1,908,469
Unit transactions
Policy owners’ net premiums	188,421	661,495	848,312	1,033,643	256,432	240,655	728,472	865,195	59,772	149,798
Contract charges	(7,087)	(23,830)	(31,523)	(31,375)	(8,931)	(6,850)	(29,669)	(31,460)	(2,177)	(5,354)
Surrenders and forfeitures	(578,500)	(1,722,278)	(2,429,129)	(3,128,301)	(892,948)	(844,506)	(2,174,665)	(2,391,654)	(292,910)	(390,284)
Transfers between subaccounts
and sponsor	(112,812)	(812,400)	(1,807,240)	3,263,252	(352,304)	(9,979,561)	(1,994,786)	(481,279)	10,939,943	(424,342)
Annuity benefits	(15,955)	(59,036)	(90,778)	(102,876)	(25,360)	(23,998)	(75,824)	(81,705)	(6,106)	(15,124)
Net increase (decrease) in
equity from unit transactions	(525,933)	(1,956,049)	(3,510,358)	1,034,343	(1,023,111)	(10,614,260)	(3,546,472)	(2,120,903)	10,698,522	(685,306)
Net increase (decrease) in equity	1,159,705	2,931,830	4,470,816	(11,299)	1,689,613	(10,698,849)	4,210,408	3,497,126	10,666,984	1,223,163
Equity
Beginning of year	6,013,892	19,337,397	26,533,002	34,589,066	8,270,016	10,698,849	22,434,898	26,759,937	-	4,562,562
End of year	$7,173,597	$22,269,227	$31,003,818	$34,577,767	$9,959,629	$-	$26,645,306	$30,257,063	$10,666,984	$5,785,725

Accumulation unit activity
Units outstanding at beginning of year	342,296.733	1,513,291.583	2,147,899.771	2,688,623.281	431,363.903	989,642.594	2,176,050.719	2,939,287.432	-	287,155.684
Units issued during the period	20,846.218	64,287.629	77,799.929	413,884.129	17,051.262	108,015.570	69,617.304	144,840.386	1,131,849.897	12,865.936
Units redeemed during the period	(47,764.045)	(198,561.902)	(320,490.167)	(331,495.735)	(62,697.261)	(1,097,658.164)	(357,970.195)	(356,786.185)	(57,639.244)	(48,684.544)
Units outstanding at end of year	315,378.906	1,379,017.310	1,905,209.533	2,771,011.675	385,717.904	-	1,887,697.828	2,727,341.633	1,074,210.653	251,337.076

(1) For the period January 1, 2013 to September 20, 2013
(2) For the period May 1, 2013 to December 31, 2013

The accompanying notes are an integral part of these financial statements.

4

American Family Variable Account II
Statements of Changes in Policy Owners’ Equity
Year Ended December 31, 2012

									Vanguard
		Fidelity VIP	Fidelity VIP	Fidelity VIP		Fidelity VIP	Vanguard	Vanguard	VIF Small
	Fidelity VIP	Equity	Growth	Investment	Fidelity VIP	Money	VIF	VIF	Company
	Contrafund	Income	and Income	Grade Bond	Mid Cap	Market	Capital Growth	International	Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Increase (decrease) from operations
Net investment income (loss)	$(3,116)	$327,306	$217,338	$375,731	$(44,284)	$(109,586)	$(36,417)	$220,362	$(42,084)
Net realized gain (loss) on fund shares redeemed	(162,375)	(521,034)	(20,049)	251,831	(18,534)	-	52,142	(89,643)	30,672
Capital gain distributions	-	1,234,211	12,738	919,878	648,737	-	339,883	-	90,930
Net change in unrealized appreciation
(depreciation) on investments	990,529	1,774,397	4,004,511	(10,196)	437,777	-	2,605,786	4,207,242	486,338
Net increase (decrease) in
equity from operations	825,038	2,814,880	4,214,538	1,537,244	1,023,696	(109,586)	2,961,394	4,337,961	565,856
Unit transactions
Policy owners’ net premiums	200,198	658,750	843,826	1,061,760	251,683	288,573	744,825	871,072	150,298
Contract charges	(8,296)	(27,383)	(36,559)	(40,455)	(9,819)	(10,781)	(32,935)	(34,863)	(6,041)
Surrenders and forfeitures	(418,472)	(1,415,835)	(1,916,566)	(2,519,052)	(557,096)	(1,239,819)	(1,667,623)	(1,840,548)	(315,948)
Transfers between subaccounts
and sponsor	(251,599)	(1,097,371)	(2,241,862)	685,245	(107,246)	626,438	(1,137,296)	434,470	(153,195)
Annuity benefits	(18,803)	(78,120)	(173,533)	(284,893)	(31,559)	(115,585)	(114,395)	(119,490)	(7,102)
Net decrease in equity from
unit transactions	(496,972)	(1,959,959)	(3,524,694)	(1,097,395)	(454,037)	(451,174)	(2,207,424)	(689,359)	(331,988)
Net increase (decrease) in equity	328,066	854,921	689,844	439,849	569,659	(560,760)	753,970	3,648,602	233,868
Equity
Beginning of year	5,685,826	18,482,476	25,843,158	34,149,217	7,700,357	11,259,609	21,680,928	23,111,335	4,328,694
End of year	$6,013,892	$19,337,397	$26,533,002	$34,589,066	$8,270,016	$10,698,849	$22,434,898	$26,759,937	$4,562,562

Accumulation unit activity
Units outstanding at beginning of year	371,576.303	1,673,779.685	2,445,612.883	2,775,569.334	455,964.757	1,031,043.760	2,400,648.894	3,014,990.983	308,793.041
Units issued during the period	15,809.307	69,296.898	94,432.503	272,757.185	31,191.108	218,295.897	93,450.507	274,711.156	21,133.105
Units redeemed during the period	(45,088.877)	(229,785.000)	(392,145.615)	(359,703.238)	(55,791.962)	(259,697.063)	(318,048.682)	(350,414.707)	(42,770.462)
Units outstanding at end of year	342,296.733	1,513,291.583	2,147,899.771	2,688,623.281	431,363.903	989,642.594	2,176,050.719	2,939,287.432	287,155.684

The accompanying notes are an integral part of these financial statements.

5

American Family Variable Account II
Notes to Financial Statements
December 31, 2013 and 2012

1.	Nature of Operations and Significant Accounting Policies
The American Family Variable Account II (the “Separate Account”) is a segregated investment account of the American Family Life Insurance Company (herein referred to as the “Company”) used to fund variable annuity (VA) contracts.  The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940.  The Separate Account was established by the Company on August 7, 2000 and commenced operations on May 10, 2001.  Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

As of September 30, 2009, the Company ceased the issuance of new variable annuity contracts; however, premium payments made by contract owners existing at that date will continue to be received by the Separate Account.   Effective April 1, 2013, the Company ceded 100% of its VA business under a reinsurance agreement with Kansas City Life Insurance Company (KCL).  In association with the accompanying administrative services agreement, KCL will assume the duties of variable product administrator from the Company in 2014.  This transaction had no impact on the net assets of the Separate Account.

Effective May 1, 2013, the Separate Account opened the Vanguard VIF Money Market Subaccount as a funding choice to replace the Fidelity VIP Money Market Subaccount.  Effective September 20, 2013, the Separate Account eliminated the Fidelity VIP Money Market Subaccount as a funding choice.  All assets remaining in the Fidelity VIP Money Market Subaccount were transferred into the Vanguard VIF Money Market Subaccount immediately prior to its elimination.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The significant accounting policies used in the preparation of these statements include:

a.	Investments
Investments are made in the various portfolios in accordance with selections made by the policy owners.  Such investments are made at the reported net asset value of the respective portfolios.  All changes in fair value are recorded as changes in unrealized gain (losses) in the Statement of Operations of the applicable subaccount.

Separate account assets are comprised of mutual funds traded in non-active markets that have daily quoted net asset values for identical assets that the Company can access.  Net asset values for the mutual funds in which the separate account assets are invested are obtained daily from the fund managers.  Each of the subaccounts of the Separate Account indirectly bears exposure to market, credit, and liquidity risks.  These financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual fund.

b.	Fair Value Measurements
Financial assets and financial liabilities recorded on the Statements of Assets and Liabilities and Policy Owners’ Equity at fair value are categorized based on the reliability of inputs to the valuation techniques as follows:

6

American Family Variable Account II
Notes to Financial Statements
December 31, 2013 and 2012

Level 1	Financial assets and financial liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.
Level 2

Financial assets and financial liabilities whose values are based on the following:
Quoted prices for similar assets or liabilities in active markets;
Quoted prices for identical or similar assets or liabilities in non-active markets; or
Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3
Financial assets and financial liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  These inputs may reflect the Company’s estimates of the assumptions that market participants would use in valuing the financial assets and financial liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment.  The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, inputs used to measure fair value fall into different levels of the fair value hierarchy.  In those instances, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is categorized is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The fair value guidance establishes a hierarchy for inputs used in determining fair value that maximize the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

Fair value is a market-based measure considered from the perspective of a market participant who owns an asset or owes a liability.  Accordingly, when market observable data is not readily available, the Company’s own assumptions are set to reflect those that market participants would be presumed to use in pricing the asset or liability at the measurement date.  The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption.  In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.  This condition could cause an instrument to be reclassified from one level of the hierarchy to another.

Separate account assets are categorized as Level 2 assets.  The Company has no separate account assets categorized as Level 1 or Level 3 assets, and there have been no transfers into or out of Level 2 in 2013 and 2012.

c.	Security Transactions and Investment Income

Security transactions are recorded on the trade date (the date the order to buy or sell is executed).  The cost of investments sold and any corresponding capital gains and losses are determined on a specific identification basis.  Distributions received from the funds retain the tax characterizations determined at the fund level and are reinvested in additional shares of the funds and recorded as income by the Separate Account on the ex-dividend date.

7

American Family Variable Account II
Notes to Financial Statements
December 31, 2013 and 2012

d.	Federal Income Taxes

The operations of the Separate Account are part of the total operations of the Company which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the “IRC”).  Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on earnings of the Separate Account as all earnings are distributed to the policy owners.  Accordingly, no provision for federal income taxes has been made.

e.	Expenses and Deductions
The Company deducts a daily mortality and expense charge from the assets of the Separate Account equivalent to an effective annual rate of 1.00%.  The charge may be adjusted after contract issue, but is guaranteed not to exceed 1.00% of net assets.  Although periodic retirement payments to policy owners vary according to the investment performance of the fund, such payments are not affected by expense or mortality experience because the Company assumes the mortality risk and the expense risk under the contracts.  The mortality risk is that the annuitant will live longer than expected.  The expense risk is that actual expenses of issuing and administering the policies may exceed the estimated costs.

On a daily basis, the Company deducts an administrative charge from the assets of the Separate Account equivalent to an effective annual rate of 0.15%.  This charge is designed to help compensate the Company for the cost of administering the contracts.

On the contract anniversary date, the Company deducts a $30 contract fee from the Separate Account.  The maximum guaranteed contract fee is $50.  The contract fee is waived when cash value accumulation exceeds $20,000.  The contract fee reimburses the Company for administrative expenses relating to the issuance and maintenance of the contract.

In the event of a withdrawal or surrender, a surrender charge may be deducted to reimburse the Company for expenses incurred in connection with issuing a contract.  The Company will deduct from the account value, on a FIFO basis, a surrender charge on premiums paid when withdrawn from the contract.  The charge on each premium is based upon when the premium is received and declines from 8% in year one to 1% in years eight and nine and is 0% thereafter.

f.	Transfers between Subaccounts and Sponsor
Transfers between subaccounts and sponsor represent transfers into (out of) the various portfolios from (to) the general account.  These transfers are made in accordance with selections made by the policy owners.

8

American Family Variable Account II
Notes to Financial Statements
December 31, 2013 and 2012

2.	Policy Owners’ Equity

Purchases and sales of fund shares by the Separate Account for the year ended December 31, 2013 are as follows:

	December 31, 2013
	Purchases	Sales
Fidelity VIP Contrafund	$266,297	$810,848
Fidelity VIP Equity Income	2,085,921	2,398,106
Fidelity VIP Growth and Income	628,694	4,003,521
Fidelity VIP Investment Grade Bond	3,916,723	2,033,357
Fidelity VIP Mid Cap	1,308,134	1,232,150
Fidelity VIP Money Market	617,118	11,315,967
Vanguard VIF Capital Growth	931,404	3,879,689
Vanguard VIF International	704,982	2,747,238
Vanguard VIF Money Market	11,119,849	452,865
Vanguard VIF Small Company Growth	501,639	824,000
Total	$22,080,761	$29,697,741

9

American Family Variable Account II
Notes to Financial Statements
December 31, 2013 and 2012

3.	Financial Highlights

	At December 31			For the Period Ended December 31
				Investment
		Unit	Net	Income		Expense		Total
Subaccount	Units	Value	Assets	Ratio (3)		Ratio (4)		Return (5)
Fidelity VIP Contrafund Portfolio
2013	315,378.906	$22.75	$7,173,597	0.84%		1.15%		29.5%
2012	342,296.733	17.57	6,013,892	1.10%		1.15%		14.8%
2011	371,576.303	15.30	5,685,826	0.73%		1.15%		-3.9%
2010	430,367.599	15.92	6,851,761	1.02%		1.15%		15.6%
2009	465,405.831	13.77	6,409,790	1.15%		1.15%		33.9%
Fidelity VIP Equity Income Portfolio
2013	1,379,017.310	16.15	22,269,227	2.26%		1.15%		26.4%
2012	1,513,291.583	12.78	19,337,397	2.84%		1.15%		15.7%
2011	1,673,779.685	11.04	18,482,476	2.25%		1.15%		-0.5%
2010	1,829,651.589	11.10	20,302,495	1.63%		1.15%		13.6%
2009	1,939,105.379	9.77	18,939,108	2.09%		1.15%		28.4%
Fidelity VIP Growth & Income Portfolio
2013	1,905,209.533	16.27	31,003,818	1.61%		1.15%		31.7%
2012	2,147,899.771	12.35	26,533,002	1.96%		1.15%		16.9%
2011	2,445,612.883	10.57	25,843,158	1.57%		1.15%		0.2%
2010	2,604,813.137	10.55	27,467,967	0.48%		1.15%		13.3%
2009	2,750,295.848	9.31	25,609,850	0.88%		1.15%		25.6%
Fidelity VIP Investment Grade Bond Portfolio
2013	2,771,011.675	12.48	34,577,767	2.36%		1.15%		-3.0%
2012	2,688,623.281	12.86	34,589,066	2.24%		1.15%		4.6%
2011	2,775,569.334	12.30	34,149,217	3.20%		1.15%		6.0%
2010	2,816,129.899	11.61	32,689,216	3.48%		1.15%		6.5%
2009	2,870,648.970	10.90	31,301,444	8.84%		1.15%		14.4%
Fidelity VIP Mid Cap Portfolio
2013	385,717.904	25.82	9,959,629	0.50%		1.15%		34.7%
2012	431,363.903	19.17	8,270,016	0.62%		1.15%		13.5%
2011	455,964.757	16.89	7,700,357	0.24%		1.15%		-11.6%
2010	523,737.075	19.11	10,008,621	0.36%		1.15%		27.4%
2009	595,194.666	15.00	8,929,945	0.72%		1.15%		38.5%
Fidelity VIP Money Market Portfolio
2013	-	-	-	0.04%	(2)	1.15%	(2)	-0.8%
2012	989,642.594	10.81	10,698,849	0.14%		1.15%		-1.0%
2011	1,031,043.760	10.92	11,259,609	0.11%		1.15%		-1.0%
2010	1,063,604.893	11.03	11,735,632	0.18%		1.15%		-0.9%
2009	1,036,560.088	11.13	11,540,683	0.73%		1.15%		-0.4%
Vanguard VIF Capital Growth Portfolio
2013	1,887,697.828	14.12	26,645,306	1.23%		1.15%		36.9%
2012	2,176,050.719	10.31	22,434,898	0.99%		1.15%		14.2%
2011	2,400,648.894	9.03	21,680,928	0.00%	(1)	1.15%	(1)	-9.2%
Vanguard VIF International Portfolio
2013	2,727,341.633	11.09	30,257,063	1.43%		1.15%		21.9%
2012	2,939,287.432	9.10	26,759,937	2.02%		1.15%		18.8%
2011	3,014,990.983	7.67	23,111,335	1.61%		1.15%		-14.5%
2010	3,192,196.612	8.97	28,625,753	1.63%		1.15%		14.4%
2009	3,480,363.098	7.84	27,279,277	3.83%		1.15%		41.2%
Vanguard VIF Money Market Portfolio
2013	1,074,210.653	9.93	10,666,984	0.09%	(1)	1.15%	(1)	-0.7%
Vanguard VIF Small Company Growth Portfolio
2013	251,337.076	23.02	5,785,725	0.68%		1.15%		44.9%
2012	287,155.684	15.89	4,562,562	0.23%		1.15%		13.3%
2011	308,793.041	14.02	4,328,694	0.19%		1.15%		0.2%
2010	367,010.225	13.99	5,133,964	0.34%		1.15%		30.3%
2009	413,855.107	10.74	4,443,338	1.04%		1.15%		37.8%
(1) The Subaccount commenced operations during the year, therefore the ratio is annualized.
(2) The Subaccount ceased operations during the year, therefore the ratio is annualized.
(3) The investment income ratio is calculated by dividing the average daily subaccount balance by dividend income earned.
(4) The expense ratio is calculated by dividing the average daily subaccount balance by expenses assessed against the Separate Account.
(5) Total return is calculated as the change in unit value during a given period.

10

American Family Life
Insurance Company
Financial Statements
December 31, 2013, 2012, and 2011

American Family Life Insurance Company
Contents
December 31, 2013, 2012, and 2011

Independent Auditor's Report

To the Board of Directors and Shareholder of
   American Family Life Insurance Company:

We have audited the accompanying financial statements of American Family Life Insurance Company, which comprise the balance sheets as of December 31, 2013 and 2012, and the related statements of comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2013.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.  In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Family Life Insurance Company at December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

February 28, 2014

1

American Family Life Insurance Company
Balance Sheets
December 31, 2013 and 2012

(in thousands of dollars, except share amounts)
	2013	2012		2013	2012
Assets			Liabilities
Bonds, available-for-sale	$3,946,434	$3,997,140	Liabilities for life, A&H, and deposit contracts	$3,999,524	$3,898,708
Common stocks, available-for-sale	99,768	59,262	Policy and contract claims	18,851	14,290
Mortgage loans on real estate	424,217	407,407	Policyholders’ dividends payable	14,902	14,898
Policy loans	224,696	240,695	Accrued expenses	45,697	52,036
Cash and cash equivalents	87,893	125,133	Net deferred tax liabilities	-	29,185
Other invested assets	160	5,752	Income tax payable	-	280
			Other liabilities	59,430	48,029
Total cash and investments	4,783,168	4,835,389	Separate account liabilities	319,028	276,227

			Total liabilities	4,457,432	4,333,653

Investment income receivable	42,133	39,227	Stockholder’s Equity
Reinsurance recoverable	188,941	147,953	Common stock ($250 par value; 10,000 shares
Accounts receivable - affiliates	991	1,186	authorized, issued and outstanding) and
Deferred policy acquisition costs	289,860	260,502	additional paid-in capital	3,638	3,545
Net deferred tax assets	29,160	-	Retained earnings	1,127,579	1,047,090
Income tax recoverable	1,749	-	Accumulated other comprehensive income	73,276	184,185
Other assets	6,895	7,989
Separate account assets	319,028	276,227	Total stockholder’s equity	1,204,493	1,234,820

Total assets	$5,661,925	$5,568,473	Total liabilities and stockholder’s equity	$5,661,925	$5,568,473

The accompanying notes are an integral part of these financial statements.

2

American Family Life Insurance Company
Statements of Comprehensive Income
Years Ended December 31, 2013, 2012, and 2011

(in thousands of dollars)	2013	2012	2011
Revenues
Premiums, fees and annuity considerations	$318,856	$330,372	$331,513
Net investment income	206,225	207,053	209,591
Net impairment losses recognized in earnings	(1,133)	(2,693)	(1,793)
Other realized capital gain (loss)	13,795	14,209	10,548
Other	2,207	3,662	3,844
Total revenues	539,950	552,603	553,703
Benefits and expenses
Policy and contract claims and other benefits	183,848	173,374	177,811
Change in future policy benefits	74,410	125,061	115,735
Dividends to policyholders	27,419	31,566	37,561
Deposit contract interest	14,990	9,875	15,706
Commissions	20,851	16,885	16,271
Salaries and other expenses	67,818	92,963	89,469
Change in deferred policy acquisition costs	25,884	8,061	(24)
Total benefits and expenses	415,220	457,785	452,529
Income (loss) before income taxes	124,730	94,818	101,174
Income taxes
Current	41,462	28,665	21,093
Deferred	2,779	3,851	14,224
Total income tax expense (benefit)	44,241	32,516	35,317
Net income (loss)	$80,489	$62,302	$65,857

Other comprehensive income (loss)
Changes in unrealized gains (losses) on securities(net of tax of ($50,698),
$23,832 and $20,783, and deferred policy acquisition cost adjustments
of ($55,242), $12,389, and $17,535 in 2013, 2012, and 2011, respectively)	(92,155)	42,400	46,711

Less: reclassification adjustment for gains (losses) included in net income
(loss) (net of tax $10,426, $3,249, and $4,582 in 2013, 2012 and 2011,	18,754	5,874	8,510
respectively)

Other comprehensive income (loss)	(110,909)	36,526	38,201

Comprehensive income (loss)	$(30,420)	$98,828	$104,058

The accompanying notes are an integral part of these financial statements.

3

American Family Life Insurance Company
Statements of Changes in Stockholder’s Equity
Years Ended December 31, 2013, 2012, and 2011

(in thousands of dollars)	2013	2012	2011
Common stock and additional paid-in capital
Balance at beginning of year	$3,545	$3,545	$3,540
Change in paid in capital	93	-	5
Balance end of year	3,638	3,545	3,545
Retained earnings
Balance at beginning of year	1,047,090	984,788	918,931
Net income (loss)	80,489	62,302	65,857
Balance at end of year	1,127,579	1,047,090	984,788
Accumulated other comprehensive income (loss)
Net unrealized gain (loss) on investments
Balance at beginning of year	238,015	193,946	144,347
Change in unrealized gains (losses) on common stocks, bonds, and other assets	(227,276)	69,498	76,943
Income tax benefit (expense)	80,762	(25,429)	(27,344)
Balance at end of year	91,501	238,015	193,946
Net unrealized gain (loss) on deferred acquisition costs
Balance at beginning of year	(53,830)	(46,287)	(34,889)
Change in period, net of income tax (expense) benefit	35,605	(7,543)	(11,398)
Balance at end of year	(18,225)	(53,830)	(46,287)
Total accumulated comprehensive income (loss)	73,276	184,185	147,659
Total stockholder's equity	$1,204,493	$1,234,820	$1,135,992

The accompanying notes are an integral part of these financial statements.

4

American Family Life Insurance Company
Statements of Cash Flows
Years Ended December 31, 2013, 2012, and 2011

(in thousands of dollars)	2013	2012	2011
Cash flows from operating activities
Net income (loss)	$80,489	$62,302	$65,857
Adjustments to reconcile net income (loss) to net cash
provided by operating activities
Insurance liabilities	93,116	110,802	102,596
Interest credited to insurance and deposit liabilities	43,133	38,835	45,449
Deferred income tax provision	2,779	3,851	14,224
Fees charged on insurance and deposit liabilities	(36,096)	(36,338)	(34,929)
Earnings of equity method partnerships	(1,411)	-	-
Amortization included in investment income	7,870	5,984	713
Deferred policy acquisition costs	25,884	8,061	(24)
Net impairment losses recognized on investments	1,133	2,693	1,793
Realized (gains) losses on sales of investments	(13,790)	(14,648)	(10,548)
Other changes in operating assets and liabilities	(34,309)	(3,067)	4,393
Net cash provided by (used in) operating activities	168,798	178,475	189,524
Cash flows from investing activities
Proceeds from sales, maturities or calls of bonds	1,098,308	688,036	598,735
Purchases of bonds	(1,279,657)	(800,481)	(767,133)
Proceeds from sales of stocks	-	-	102,269
Purchases of stocks	(31,649)	(55,945)	(12,437)
Proceeds from sales of mortgages	82,646	43,964	34,421
Purchases of mortgages	(99,461)	(92,743)	(66,372)
Proceeds from sales of other investments	7,111	1,011	-
Net change in policy loans	15,999	(1,968)	(2,480)
Net cash provided by (used in) investing activities	(206,703)	(218,126)	(112,997)
Cash flows from financing activities
Deposits to investment-type and universal life contracts	90,129	122,846	94,684
Withdrawals from investment-type and universal life contracts	(89,464)	(82,273)	(88,729)
Net cash provided by (used in) financing activities	665	40,573	5,955
Net change in cash and cash equivalents	(37,240)	922	82,482
Cash and cash equivalents
Beginning of year	125,133	124,211	41,729
End of year	$87,893	$125,133	$124,211

The accompanying notes are an integral part of these financial statements.

5

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2013, 2012, and 2011

1.	Nature of Operations and Significant Accounting Policies
American Family Life Insurance Company (herein referred to as AFLIC or the “Company”) is a wholly-owned subsidiary of AmFam, Inc., which is wholly-owned by American Family Mutual Insurance Company (AFMIC).  The Company operates in the life insurance industry, marketing whole life, term life, universal life, deferred annuity, and fixed annuity products to provide financial protection for qualified individuals, families and business enterprises.  It sells these products through a multi-line, exclusive agency force in nineteen states.  The Company also writes a small amount of group life insurance and structured settlement business primarily as a service to its affiliates.  The Company ceased selling new variable universal life and variable annuities in 2009 and effective April 1, 2013, ceded 100% of its variable universal life (VUL) and variable annuity (VA) business under a reinsurance agreement with Kansas City Life Insurance Company (KCL).  In association with the accompanying administrative services agreement, KCL will assume the duties of variable product administrator from the Company in 2014 (see note 1(i)).

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from these estimates.

The significant accounting policies used in the preparation of these statements include:

a.	Cash and Investments
The Company may dispose of bonds prior to their scheduled maturity due to changes in market interest rates, tax and credit considerations, liquidity or regulatory capital requirements, or other similar factors.  As a result, the Company considers all of its bonds and common stocks as available-for-sale.  Available-for-sale investments are reported at fair value, with unrealized gains and losses, net of applicable deferred taxes, reported as a component of accumulated other comprehensive income until realized.  If there is a decline in an investment’s net realizable value that is other-than-temporary, the decline is recorded as a realized loss and the cost of the investment is reduced to its fair value or present value of expected future cash flows.

Prepayment assumptions for mortgage-backed and asset-backed securities are obtained from external sources when the securities are purchased.  These allow the Company to recognize income using a constant effective yield based on those prepayment assumptions and the economic life of the securities.  Updated prepayment assumptions are obtained on a monthly basis, and the effective yield is recalculated to reflect actual payments received and expected future payments.

Cash and cash equivalents represent cash and securities that have maturities of three months or less at purchase and consist primarily of money market mutual funds carried at cost, which approximates fair value.  Mortgage loans on real estate are carried at their aggregate unpaid principal balances, net of a valuation allowance for estimated uncollectible amounts.  Policy loans are reported at their outstanding principal balance and are limited to the cash value of the policy.

Investment income is recorded when earned.  Dividend income is recorded on the ex-dividend date.  Realized gains and losses on sales of investments are determined on the specific identification basis and are recorded in the accompanying statements of comprehensive income.

6

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2013, 2012, and 2011

b.	Fair Value Measurements
Financial assets and financial liabilities recorded on the balance sheets at fair value are categorized based on the reliability of inputs to the valuation techniques as follows:

Level 1	Financial assets and financial liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

Level 2
Financial assets and financial liabilities whose values are based on the following:
Quoted prices for similar assets or liabilities in active markets;
Quoted prices for identical or similar assets or liabilities in non-active markets; or
Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3
Financial assets and financial liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  These inputs may reflect the Company’s estimates of the assumptions that market participants would use in valuing the financial assets and financial liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment.  In many instances, inputs used to measure fair value fall into different levels of the fair value hierarchy.  In those instances, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is categorized is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

c.	Deferred Policy Acquisition Costs (“DAC”)
Costs that are directly related to the successful acquisition of new or renewal insurance contracts are deferred to the extent that such costs are deemed recoverable.  These costs include, but are not limited to, commissions, certain costs of policy issuance and underwriting, and certain agency expenses.  For term life insurance contracts, deferred costs are amortized with interest in relation to future anticipated premium revenue, using the same assumptions that are used in calculating the insurance liabilities.  For traditional whole life insurance contracts, deferred costs are amortized in relation to the present value of expected gross margins, discounted using the interest rate earned on the underlying assets.  For deposit contracts without significant mortality risk (investment-type contracts) and for contracts that permit the Company or the policy holder to make changes in the contract terms (universal life-type insurance contracts), deferred costs are amortized in relation to the present value of expected gross profits from these contracts, discounted using the interest rate credited to the policy or the expected earnings rate, depending on the type of policy.

The Company regularly evaluates the recoverability of the unamortized balance of DAC.  For term life insurance contracts, the unamortized asset balance is reduced by a charge to income only when the estimated remaining gross premium reserve exceeds the GAAP reserves reduced by unamortized DAC.  For traditional whole life insurance contracts, the accumulated amortization is adjusted (whether an increase or a decrease) whenever there is a material change in the estimated gross margins expected over the life of a block of business in order to maintain a constant relationship between the cumulative amortization and the present value (discounted at the rate of interest earned on the underlying assets) of expected gross margins.  For universal life-type and investment-type insurance contracts, the accumulated amortization is adjusted (whether an increase or a decrease) whenever there is a material

7

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2013, 2012, and 2011

change in the estimated gross profits expected over the life of a block of business in order to maintain a constant relationship between the cumulative amortization and the present value of expected gross profits.
DAC is also adjusted when bonds are recorded at fair value for traditional whole life, universal life-type and investment-type insurance contracts.  This adjustment, which is recorded as part of the net appreciation (depreciation) of securities in Accumulated Other Comprehensive Income, reflects the change in cumulative amortization that would have been recorded if these bonds had been sold at their fair values and the proceeds were reinvested at current yields.

d.	Liabilities for Life and Deposit-Type Contracts
Benefit payments to policyholders and beneficiaries include death, surrender, and disability benefits, as well as matured endowments and payments on payout annuity contracts that include life contingencies.  Benefit payments on payout annuity contracts without life contingencies are deposit-type contracts and excluded from benefits in the consolidated statements of comprehensive income.  Benefit payments are reported net of ceded reinsurance recoveries.

For universal life-type, deposit-type and investment-type insurance contracts, reserves are based on the contract account balance.

Reserves for annuities without life contingencies in payout status are calculated as the present value of future benefits and expenses using break even interest rates.  Reserves for annuities with life contingencies in payout status are calculated as the present value of future benefits and expenses based on assumptions as to investment yields, mortality, and expenses.  These assumptions are made at the time the contract is issued and are consistent with assumptions used in the product pricing process and are modified only as necessary to reflect loss recognition.  In addition, an allowance is made for possible unfavorable deviations from selected assumptions.

For term insurance contracts, reserves are calculated using the net level premium method, based on assumptions as to investment yields, mortality, withdrawals, expenses and dividends.  These assumptions are made at the time the contract is issued and are consistent with assumptions used in the product pricing process.  Assumptions are based on projections from past Company experience and are modified only as necessary to reflect loss recognition.  In addition, an allowance is made for possible unfavorable deviations from selected assumptions.

For traditional whole life insurance contracts, reserves are calculated based on the net level policy benefit reserve.  Interest assumptions are consistent with the policy dividend formula and mortality assumptions and are based on the 1958, 1980 or 2001 CSO table. The interest rate on current issues is 4.0% in both 2013 and 2012.  Interest rates on all other issues are between 2.5% and 5.0% in both 2013 and 2012.

8

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2013, 2012, and 2011

Gross reserves by type of contract at December 31 are as follows:

(in thousands of dollars)	2013		2012
Deposit-type liabilities
Universal life	$492,258	12.3%	$493,266	12.7%
Deferred annuities	256,389	6.4	245,923	6.3
Dividend accumulations	239,149	6.0	237,825	6.1
Structured settlements	51,376	1.3	54,361	1.4
Variable universal life	12,131	0.3	9,677	0.2
Variable annuities	13,846	0.3	13,123	0.3
Supplemental contracts without
life contingencies, retained assets
and premium deposits	95,450	2.4	95,007	2.4
Accident & health liabilities
Long-term care	72,657	1.8	65,464	1.7
Insurance-type liabilities
Traditional whole life	2,284,214	57.1	2,226,313	57.2
Traditional term life	423,342	10.6	401,974	10.3
Payout annuities	50,518	1.3	48,121	1.2
Other insurance reserves	8,194	0.2	7,654	0.2
Total liabilities for life, A&H,
and deposit contracts	$3,999,524	100.0%	$3,898,708	100.0%

e.	Policyholders’ Dividends Payable
Approximately 97.9% of the Company's life contracts are considered participating policies.  The Company accounts for its policyholder dividends based upon dividend scales approved by the Board of Directors.  The amount of dividends to be paid is determined annually.  Participating policyholders generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due, used to purchase additional insurance benefits or left on deposit with the Company to accumulate interest.  Dividends used by policyholders to purchase additional insurance benefits are reported as premiums in the statements of comprehensive income. The Company's annual declaration includes a guarantee of a minimum aggregate amount of dividends to be paid to policyholders as a group in the subsequent year.  The portion of the Company earnings allocated as dividends is included in policyholders’ dividends payable.

f.	Federal Income Taxes

The Company files a consolidated federal income tax return with AFMIC and its affiliates and is subject to a tax allocation agreement under which each member’s tax liability equals or approximates separate return calculations with current credit for net losses and tax credits utilized by other members of the group.  Deferred taxes are established for the future tax effects of temporary differences between the tax and financial reporting bases of assets and liabilities using currently enacted tax rates.  The effect on deferred taxes of a change in tax rates is recognized in income in the period of enactment.  Deferred tax assets (DTAs) are valued based upon the expectation of future realization on a “more likely than not” basis.  A valuation allowance is established for that portion of DTAs which cannot meet this realization standard.   Based on all available evidence, a valuation allowance is not needed as of December 31, 2013 and 2012.

9

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2013, 2012, and 2011

g.	Premium Income, Annuity Considerations and Expense Recognition
Term life and whole life insurance premiums are generally recognized as premium income when received.  Revenue from immediate annuities and supplemental contracts with life contingencies is recognized at the time of issue.  Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts.  The association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC.  Premium income is recorded net of premiums ceded to reinsurers.  Commissions and other expenses are recorded net of allowances received from reinsurers.

For investment-type and universal life-type insurance contracts, premium deposits and benefit payments are recorded as increases or decreases in a liability account, rather than as revenue and expense.  Revenue is recognized for any amounts charged against the liability account for the cost of insurance, policy administration, and surrender penalties.  Expense is recorded for any interest credited to the liability account and any benefit payments which exceed the contract liability account balance.

h.	Intercompany Expense Allocation
The Company shares certain administrative, occupancy, marketing and tax expenses with AFMIC and other affiliated companies.  Such expenses are allocated to the Company at cost in proportion to its estimated utilization.  Allocation methods are refined periodically in light of current operations and resources utilized by the Company.  Allocated expenses amounted to approximately $134,445,000, $133,613,000, and $112,423,000, for 2013, 2012, and 2011, respectively.

i.	Reinsurance
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of the benefits paid over such limits.  This is accomplished primarily through cessions to reinsurers under excess of loss and coinsurance contracts.  Estimated reinsurance recoverable is recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.  The liabilities for life policies and deposit contracts are shown gross of reserve credits, which have been classified as reinsurance recoverables in the balance sheets.  Reinsurance premiums ceded were $68,462,000, $57,269,000, and $54,538,000 in 2013, 2012, and 2011, respectively.  Life reserves ceded under reinsurance contracts were $184,064,000 and $144,025,000 at December 31, 2013 and 2012, respectively. Reinsurance commissions and expense allowances were $46,387,000, $19,910,000, and $19,844,000 in 2013, 2012, and 2011, respectively.  Life and Accident and Health insurance benefits on ceded claims were $22,123,000, $23,777,000, and $22,686,000, in 2013, 2012, and 2011, respectively.  Approximately 32% and 22% of ceded reinsurance is ceded to Security Life of Denver and Generali USA Life Reassurance Life Reassurance Company, respectively, for 2013.

Effective April 1, 2013, the Company ceded all of its VUL and VA in-force block of business under a 100% reinsurance agreement with Kansas City Life Insurance Company (KCL). Pursuant to the agreement, AFLIC transferred all of the net policy liabilities on the reinsured policies (with an outstanding gross carrying value of $27,596,000 at April 1, 2013) with the exception of the separate account liabilities which are retained by AFLIC under the modified coinsurance agreement relating to the separate accounts.  A corresponding decrease to “change in future policy benefits” was recorded in the Statement of Comprehensive Income.  DAC in the amount of $27,386,000 was written off at the time of the initial transaction.  As part of this transaction, former registered representatives were also paid a one-time lump sum commission payment of $5,162,000 which was recorded as commission expense.  A ceding

10

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2013, 2012, and 2011

commission of $25,016,000 was recorded as a reduction of “salaries and other expenses” in the Statement of Comprehensive Income.  This reinsurance transaction resulted in a total gain of $20,063,000 which has been deferred because the transaction was structured as indemnity reinsurance whereby the Company’s obligation to policyholders was not legally extinguished.  The gain is being amortized over the remaining expected life of the policies (28 years for VUL and 26 years for VA).  The deferral of this gain was recorded as an increase to “salaries and other expenses” in the Statement of Comprehensive Income and an increase to “other liabilities” in the balance sheet. Straight line amortization of the deferred gain is being utilized. $544,000 of this deferred gain has been recognized during 2013. The total gain was recognized immediately for tax return purposes. However, the increase in current income tax expense was completely offset by an equivalent decrease in deferred tax expense as a deferred income tax asset was recorded for the tax effect of this deferred gain.  All legal and consulting expenses as part of the transaction have been expensed in the current year.

These ceded reinsurance transactions do not relieve the Company of its primary obligation to the policyholder.

j.	Statements of Cash Flows
The Company paid income taxes of $43,512,000, $19,798,000, and $21,444,000 in 2013, 2012, and 2011, respectively.  Cash paid (received) for interest was $0, $13,100, and $(270,000) in 2013, 2012 and 2011, respectively.

k.	Separate Accounts
Separate account assets include segregated funds invested as designated by variable universal life insurance and variable annuity policy owners in shares of mutual funds managed by outside fund managers offered as investment vehicles for American Family Variable Accounts I or II (the “Variable Accounts”).  The assets (investments) and liabilities (to policy owners) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company.  Assets are valued at fair value and liabilities are equal to the amount due to the policy owner without a reduction for surrender charges.  The investment income, gains and losses of these accounts generally accrue to the policy owners, and, therefore, are not included in the Company’s net income.

l.	Adoption of New Accounting Guidance
Disclosures about Offsetting Assets and Liabilities
In December 2011 and January 2013, the FASB issued guidance regarding the offsetting of specific assets and liabilities on the statement of financial position. The guidance applies to derivatives that are subject to a master netting arrangement.  Under certain conditions, offsetting of the assets and liabilities will continue to be permissible, provided that the Company includes required disclosures to facilitate the reconciliation of the financial statements between U.S. GAAP and International Financial Reporting Standards. The Company adopted the guidance for its year ended December 31, 2013. The new guidance affects disclosures only and, therefore, the adoption had no impact on the Company’s results of operations or financial position.

m.	Future Adoption of New Accounting Guidance
Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income
In February 2013, the FASB issued guidance requiring entities to present either in a single note or parenthetically on the face of the financial statements, the effect of significant amounts reclassified from each component of accumulated other comprehensive income based on its source and the income statement line items affected by the reclassification.  If the component is not required to be reclassified to net income in its entirety, entities would instead cross reference to the related footnote for additional information.  The updated guidance is effective

11

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2013, 2012, and 2011

for non-public entities prospectively for accounting reporting periods beginning after December 15, 2013, with early adoption permitted. The Company will adopt this guidance on January 1, 2014. Except for the disclosure requirements, the Company does not expect the adoption of this guidance to have a material impact on the Company’s consolidated financial statements.

n.	Reclassifications
Certain reclassifications have been made in the accompanying financial statements to allow for consistent financial reporting.

o.	Subsequent Events
The Company has evaluated events subsequent to December 31, 2013 through February 28, 2014, the date these financial statements were available to be issued.  Based on this evaluation, no events have occurred subsequent to December 31, 2013 that require disclosure or adjustment to the financial statements at that date or for the year then ended.

2.	Financial Instruments

a.	Fair Value of Financial Instruments
The fair value guidance establishes a hierarchy for inputs used in determining fair value that maximize the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

Fair value is a market-based measure considered from the perspective of a market participant who owns an asset or owes a liability.  Accordingly, when market observable data is not readily available, the Company’s own assumptions are set to reflect those that market participants would be presumed to use in pricing the asset or liability at the measurement date.  The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption.  In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments.  This condition could cause an instrument to be reclassified from Level 1 to Level 2 or from Level 2 to Level 3.

When available, the Company uses the market approach to estimate the fair value of its financial instruments, which is based on quoted prices in active markets that are readily and regularly available.  Generally, these are the most liquid of the Company’s holdings and valuation of these securities does not involve management judgment.  Matrix pricing and other similar techniques are other examples of the market approach.  Matrix pricing values a particular security by utilizing the prices of securities with similar ratings, maturities, industry classifications, and/or coupons and interpolating among known values of these similar instruments to derive a price.

When quoted prices in active markets are not available, the Company uses the income approach, or a combination of the market and income approaches, to estimate the fair value of its financial instruments.  The income approach involves using discounted cash flow and other standard valuation methodologies.  The inputs in applying these market standard valuation methodologies include, but are not limited to interest rates, benchmark yields, bid/ask spreads, dealer quotes, liquidity, term to maturity, estimated future cash flows, credit risk and default projections, collateral performance, deal and tranche attributes, and general market data.

12

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2013, 2012, and 2011

The following valuation techniques and inputs were used to estimate the fair value of each class of significant financial instruments:

Level 1 Measurements

Bonds:
U.S. Governments:  Comprised of U.S. Treasuries valued based on unadjusted quoted prices for identical assets in markets that are generally active.

Common Stocks:  Comprised of actively traded, exchange listed mutual fund investments.  Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

Cash Equivalents:  Comprised of actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

Level 2 Measurements

Bonds: The Company uses a leading, nationally recognized provider of market data and analytics to price a vast majority of the Company's Level 2 fair value measurements for fixed income securities.  These securities are principally valued using the market and income approaches. When available, recent trades of identical or similar assets are used to price these securities.  However, because many fixed income securities do not actively trade on a daily basis, pricing models are often used to determine security prices.  The pricing models discount future cash flows at estimated market interest rates.  These rates are derived by calculating the appropriate spreads over comparable U.S. Treasury securities based on credit quality, industry, and structure of the asset.  Observable inputs used by the models include benchmark yields, bid/ask spreads, dealer quotes, liquidity, term to maturity, credit risk and default projections, collateral performance, deal and tranche attributes, and general market data.  Inputs may vary depending on type of security.

A small segment of Level 2 and Level 3 securities are priced internally using matrix pricing, broker quotes, and benchmark and spread analysis, or through a third party vendor that specializes in difficult-to-price securities.  Pricing for specific security types is as follows:

Corporates, including privately placed:  These securities are principally valued using the market and income approaches.  Valued based on inputs including quoted prices for identical or similar assets in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yield curves, bid/ask spreads, and credit quality. Also includes privately placed securities totaling $208,986,000 and $205,076,000 in 2013 and 2012, respectively, that are valued using internal matrix pricing and discounted cash flow methodologies using standard market observable inputs including taxable and tax-exempt yield curves and market observable external ratings from external parties.  Due to the relative illiquidity of private placements, a 25 basis point illiquidity premium is factored into the yield curve inputs.

Municipals:  Externally rated municipals are valued using the market and income approaches based on inputs including quoted prices for identical or similar assets in markets that are not active, benchmark yield curves, bid/ask spreads, and credit quality.

13

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2013, 2012, and 2011

U.S. Government and Agencies:  Valued using the market and income approaches based on inputs including quoted prices for identical or similar assets in markets that are not active, benchmark yield curves, and bid/ask spreads.

Asset Backed Securities (ABS), Residential Mortgage-backed Securities (RMBS), and Commercial Mortgage-backed Securities (CMBS):  Valued using the market and income approaches based on inputs including quoted prices for identical or similar assets in markets that are not active, benchmark yield curves, bid/ask spreads, default assumptions, projected cash flows, collateral performance, deal structure, and tranche characteristics.

Common Stocks:  Comprised of non-actively traded mutual fund investments priced by the fund manager using observable inputs primarily consisting of quoted prices of the underlying stocks.  Also includes shares in Federal Home Loan Bank-Chicago (FHLBC) stock as discussed in note 10.

Separate Account Assets:  Comprised of mutual funds traded in non-active markets that have daily quoted net asset values for identical assets that the Company can access.  Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

Level 3 Measurements

Bonds:

Corporates:  Valued using the mid-point of actual bid and ask market quotes from global and regional banks, broker/dealers, and exchanges.

RMBS:  Valued using cash flow modeling.  The model uses prepayment, default and severity assumptions as well as benchmark yields and spreads.

Collateralized Debt Obligations (CDO):  Valued using cash flow modeling.  The model uses benchmark yields and weighted average lives as inputs.

Other Valuations

Includes partnerships presented using the equity and cost methods of accounting, policy loans carried at their outstanding principal balance, mortgage loans carried at their outstanding principal amount and cash.

14

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2013, 2012, and 2011

The following summarizes the Company’s financial assets measured at fair value on a recurring basis as of December 31:

2013
	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs	Other	Balance as of
(in thousands of dollars)	(Level 1)	(Level 2)	(Level 3)	Valuations	December 31, 2013
Financial assets
Bonds, available-for-sale:
U.S. Government	$1,731	$29,464	$-	$-	$31,195
Municipals	-	190,091	-	-	190,091
Corporates	-	2,664,043	881	-	2,664,924
RMBS	-	549,198	3	-	549,201
CMBS	-	295,076	-	-	295,076
ABS	-	215,522	425	-	215,947
Common stocks, available-for-sale	12,342	87,426	-	-	99,768
Cash equivalents	69,383	-	-	-	69,383
Separate Account Assets	-	319,028	-	-	319,028
Total recurring basis assets	83,456	4,349,848	1,309	-	4,434,613

Valued at cost or amortized cost	-	-	-	667,583	667,583
Total financial assets	$83,456	$4,349,848	$1,309	$667,583	$5,102,196

2012
	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs	Other	Balance as of
(in thousands of dollars)	(Level 1)	(Level 2)	(Level 3)	Valuations	December 31, 2012
Financial assets
Bonds, available-for-sale:
U.S. Government	$1,854	$37,288	$-	$-	$39,142
Municipals	-	203,837	-	-	203,837
Corporates	-	2,331,865	-	-	2,331,865
RMBS	-	953,346	-	-	953,346
CMBS	-	332,639	-	-	332,639
ABS	-	129,043	7,268	-	136,311
Common stocks, available-for-sale	-	59,262	-	-	59,262
Cash equivalents	61,388	-	-	-	61,388
Separate Account Assets	-	276,227	-	-	276,227
Total recurring basis assets	63,242	4,323,507	7,268	-	4,394,017
Valued at cost, amortized cost or
using the equity method	-	-	-	717,599	717,599
Total financial assets	$63,242	$4,323,507	$7,268	$717,599	$5,111,616

15

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2013, 2012, and 2011

As part of its pricing procedures, the Company obtains quotes from a leading provider of pricing data, and the Company’s internal pricing policy is to use a consistent source for individual securities in order to maintain the integrity of its valuation process.  These primary quotes are validated on a quarterly basis via comparison to a secondary pricing source, which may include quotes received from a different third party pricing data provider or recent trade activity obtained from reputable online trading sites.  Investment managers may be consulted to corroborate prices received from outside sources based on their knowledge of market trends and activity.  As necessary, the Company utilizes a pricing service that specializes in difficult-to-value securities to price esoteric or illiquid securities.  Material discrepancies between the primary and secondary sources are investigated, reconciled, and updated as warranted.  This may involve challenging a price from the primary source if the Company determines the price provided does not meet expectations based on observed market, sector, or security trends and activity.

On an annual basis, the Company reviews quality control measures and data assumptions from its pricing sources to determine if any significant changes have occurred that may indicate issues or concerns regarding their evaluation or market coverage.  In addition, an annual analysis is performed on a sample of securities to further validate the inputs, assumptions, and methodologies used by the primary source to price those securities.

During the course of the valuation process, if it is determined the material inputs used to price a security are unobservable the Company will transfer that security to Level 3.  Level 3 securities have historically represented a nominal percentage of the total investment portfolio and have generally consisted of illiquid or thinly traded CDO and private placement deals, bonds of issuers in the process of restructuring or bankruptcy, or other esoteric or difficult-to-price securities with little liquidity.

All transfers into or out of a particular level are recognized as of the beginning of the reporting period.  There were no material transfers into or out of Levels 1, 2, or 3 during 2013.

In 2012, the Company transferred $2,439,000 of ABS – CDO securities from Level 3 to Level 2.  The CDO’s valuation was derived from that of the underlying strip, a zero coupon municipal bond that had been accreting to par and which matured in early 2013.  The strip was valued using recent observable trade activity, which was deemed to be a reasonable proxy of the value of the CDO. There were no other material transfers into or out of Levels 1, 2, or 3 during 2012.

16

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2013, 2012, and 2011

The following provides a summary of changes in fair value during the year ended December 31, of Level 3 financial assets held at fair value on a recurring basis at December 31:

2013
		Total Realized and Unrealized
		Gains (Losses) included in
							Net
							Transfers In
	Balance as of		OCI on				and/or (Out)	Balance as of
(in thousands of dollars)	January 1, 2013	Net Income	Balance Sheet	Purchases	Sales	Settlements	of Level 3	December 31, 2013
Financial assets
Bonds, available-for-sale:
Corporates	$-	$-	$(3)	$884	$-	$-	$-	$881
RMBS	-	-	-	-	-	(5)	8	3
ABS	7,268	588	(498)	-	-	(6,933)	-	425
Total recurring Level 3
financial assets	$7,268	$588	$(501)	$884	$-	$(6,938)	$8	$1,309

2012
		Total Realized and Unrealized
		Gains (Losses) included in
							Net
							Transfers In
	Balance as of		OCI on				and/or (Out)	Balance as of
(in thousands of dollars)	January 1, 2012	Net Income	Balance Sheet	Purchases	Sales	Settlements	of Level 3	December 31, 2012
Financial assets
Bonds, available-for-sale
Corporates	$7,486	$4,717	$(1,055)	$-	$-	$(11,148)	$-	$-
ABS	22,376	4,646	(2,155)	-	(2,656)	(12,504)	(2,439)	7,268
Total recurring Level 3
financial assets	$29,862	$9,363	$(3,210)	$-	$(2,656)	$(23,652)	$(2,439)	$7,268

There were no gains or losses included in net income for Level 3 instruments still held as of December 31, 2013 and 2012.

The following summarizes quantitative information about significant unobservable inputs used to value Level 3 securities as of December 31, 2013 and 2012:

	Fair Value at	Valuation	Unobservable
(in thousands of dollars)	12/31/2013	Technique	Input	Range

Corporates	881	Broker quotes	Bid and ask quotes	99.349 - 99.831

ABS	425	Cash flow modeling	Weighted Average Life	0.5	yr
			Yield	3.00%

Significant unobservable inputs not available	3

Total Level 3 Securities	1,309

	Fair Value at	Valuation	Unobservable
(in thousands of dollars)	12/31/2012	Technique	Input	Range

ABS	$7,268	Cash flow modeling	Weighted Average Life	0.2 - 2.0	yr
			Principal Recovery	100%
			Yield	3.25 - 8.20%

17

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2013, 2012, and 2011

Mortgage Loans on Real Estate
The fair value of mortgage loans on real estate is based upon discounted future cash flows using the current rates at which similar loans with comparable maturities would be made to borrowers with similar credit ratings.

Policy Loans
Policy loans represent amounts borrowed from the Company by life insurance policyholders, secured by the cash value of the related policies, and are reported at unpaid principal balance.  Policy loans have no stated maturity dates and are an integral part of the related insurance contract.  The carrying value of policy loans approximates the fair value.  The interest rate for policy loans on current issues was 8% in 2013, 2012, and 2011.

Deferred Annuities and Structured Settlements
Fair values for deferred annuities are based on the cash surrender value of the policies.  Fair values for structured settlements are based on the present value of expected payments using current crediting interest rates.

Fair Value
The fair values of the Company’s significant financial instruments that are carried on the balance sheets at a value other than fair value or are not disclosed on the face of the balance sheets or elsewhere in the notes at December 31 are as follows:
	2013		2012
	Carrying	Fair	Carrying	Fair
(in thousands of dollars)	Amount	Value	Amount	Value
Financial assets
Mortgage loans on real estate	$424,217	$453,863	$407,407	$449,252
Policy loans	224,696	224,696	240,695	240,695
Financial liabilities
Deferred annuities	256,389	254,080	245,923	243,623
Structured settlements	65,290	79,063	67,641	83,359

b.	Common Stocks
The aggregate cost of common stocks at December 31, 2013 and 2012 was $87,699,000 and $57,008,000, respectively.  Net unrealized appreciation of common stocks stated at fair value includes gross unrealized gains of $12,069,000 and $2,254,000 at December 31, 2013 and 2012, respectively.  No stocks were held in a loss position at December 31, 2013 and 2012.

During 2013, 2012, and 2011, the Company recorded other-than-temporary impairments (OTTI) relating to its common stock portfolio resulting in a total realized loss of $958,000, $0, and $434,000, respectively.

Proceeds from sales of stocks during 2013, 2012, and 2011 were $0, $0, and $102,212,000, respectively.  These amounts exclude spin-offs, tax free exchanges, taxable exchanges and returns of capital.  Gross gains of $0, $0, and $8,938,000, and gross losses of $0, $0, and $7,677,000, were realized on those sales during 2013, 2012, and 2011, respectively.  The basis of the securities sold was determined using specific identification.

The Company’s common stock balance consists primarily of shares of mutual fund investments and shares in Federal Home Loan Bank of Chicago (FHLBC) stock as discussed in note 10.  Further separation of equity securities by geography or industry concentration is not deemed relevant.

18

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2013, 2012, and 2011

c.	Bonds
The amortized cost and fair value of bonds at December 31 are as follows:

	2013
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
(in thousands of dollars)	Cost	Gains	Losses	Value

Description of Securities:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	$30,011	$1,226	$(42)	$31,195
Obligations of states and political
subdivisions	179,838	11,263	(1,010)	190,091
Corporate	2,584,284	127,168	(46,528)	2,664,924
Residential mortgage-backed securities	534,568	17,388	(2,755)	549,201
Commercial mortgage-backed securities	283,498	13,831	(2,253)	295,076
Asset-backed securities - CDO	415	10	-	425
Asset-backed securities - other	203,516	13,315	(1,309)	215,522
Total	$3,816,130	$184,201	$(53,897)	$3,946,434

	2012
		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
(in thousands of dollars)	Cost	Gains	Losses	Value

Description of Securities:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	$35,114	$4,027	$-	$39,142
Obligations of states and political
subdivisions	174,970	28,870	(2)	203,837
Corporate	2,099,184	234,426	(1,745)	2,331,865
Residential mortgage-backed securities	902,986	50,496	(136)	953,346
Commercial mortgage-backed securities	302,456	30,183	-	332,639
Asset-backed securities - CDO	9,262	602	(100)	9,764
Asset-backed securities - other	105,774	20,797	(24)	126,547
Total	$3,629,746	$369,401	$(2,007)	$3,997,140

19

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2013, 2012, and 2011

The fair value and unrealized losses, categorized by bonds in loss positions for less than 12 months and bonds in loss positions for more than 12 months at December 31 are as follows:

	2013
	Less than 12 Months			12 Months or More			Total
(in thousands of dollars,	Number	Fair	Unrealized	Number	Fair	Unrealized	Fair	Unrealized
except number of issues)	of Issues	Value	Losses	of Issues	Value	Losses	Value	Losses

Description of Securities:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	2	$4,428	$(42)	-	$-	$-	$4,428	$(42)
Obligations of states and
political subdivisions	5	13,310	(1,000)	1	264	(10)	13,574	(1,010)
Corporate	323	869,449	(39,365)	32	79,026	(7,163)	948,475	(46,528)
Residential mortgage-backed securities	55	148,247	(2,554)	5	3,862	(201)	152,109	(2,755)
Commercial mortgage-backed securities	13	71,461	(2,253)	-	-	-	71,461	(2,253)
Asset-backed securities - CDO	-	-	-	-	-	-	-	-
Asset-backed securities - Other	15	71,252	(1,226)	1	336	(83)	71,588	(1,309)
	413	$1,178,147	$(46,440)	39	$83,488	$(7,457)	$1,261,635	$(53,897)

	2012
	Less than 12 Months			12 Months or More			Total
(in thousands of dollars,	Number	Fair	Unrealized	Number	Fair	Unrealized	Fair	Unrealized
except number of issues)	of Issues	Value	Losses	of Issues	Value	Losses	Value	Losses

Description of Securities:
U.S. Treasury securities and
obligations of U.S. government
corporations and agencies	-	$-	$-	-	$-	$-	$-	$-
Obligations of states and
political subdivisions	1	274	(2)	-	-	-	274	(2)
Corporate	54	119,658	(1,745)	-	-	-	119,658	(1,745)
Residential mortgage-backed securities	5	9,614	(111)	3	700	(25)	10,314	(136)
Commercial mortgage-backed securities	-	-	-	-	-	-	-	-
Asset-backed securities - CDO	-	-	-	2	7,139	(100)	7,139	(100)
Asset-backed securities - Other	3	731	(24)	-	-	-	731	(24)
	63	$130,277	$(1,882)	5	$7,839	$(125)	$138,116	$(2,007)

If the Company has the intent to sell or will more likely-than-not be required to sell a fixed income security prior to full recovery, the Company writes down the security to its current fair value with the entire write-down recorded as a realized loss in the statements of comprehensive income.  If the Company does not have the intent to sell but the fixed income security is in an unrealized loss position, the Company determines if any of the decline in value is due to a credit loss (the present value of the expected future cash flows (PVCF) is less than amortized cost).  Other-than-temporary credit impairments are recorded in earnings when the PVCF is less than the amortized cost.  Any non-credit-related impairments, such as those related to movement in interest rates, are included with unrealized gains and losses in other comprehensive income.  The Company believes that all other unrealized losses related to bonds are temporary.

In 2013, 2012, and 2011 credit related OTTI of $0, $0, and $1,040,000, respectively, was recorded on bonds.  No portion of the OTTI loss was included in other comprehensive income.  In determining OTTI, the Company considered severity of impairment, duration of impairment, forecasted market price recovery, and the intent and ability of the Company to hold the investment until the market price recovers or the investment matures to assist in determining if a potential credit loss exists.   Additionally, the Company may rely on the details of settlements reached in bankruptcy proceedings or other restructurings to determine ultimate collectability of

20

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2013, 2012, and 2011

these credits.  There were no other credit impairments recorded in 2013, 2012, or 2011, and the Company does not hold any impaired fixed income securities where part of the impairment was considered credit-related (recorded through the statements of comprehensive income) and part of the impairment was non-credit-related (recorded through other comprehensive income).

During 2013, 2012, and 2011, in its bond portfolio, the Company recorded total OTTI write-downs in its net realized losses in the statements of comprehensive income of $175,000, $0, and $1,360,000, respectively.  These amounts include both credit impairments as well as impairments taken due to the intent to sell securities.

Subprime mortgages are residential loans to borrowers with weak credit profiles.  Alt A mortgages are residential loans to borrowers who have credit profiles above subprime but do not conform to traditional (“prime”) mortgage underwriting guidelines.  The Company had insignificant exposure to subprime and Alt A mortgages at December 31, 2013 and 2012.

The amortized cost and fair value of bonds at December 31, 2013 by contractual maturity are as follows.  Expected maturities may differ from contractual maturities because borrowers may exercise the right to call or prepay obligations with or without penalties.  Because most mortgage-backed and asset-backed securities provide for periodic payments throughout their lives, they are listed below in a separate category.

	December 31, 2013
	Amortized	Fair
(in thousands of dollars)	Cost	Value
Due in one year or less	$113,343	$116,139
Due after one year through five years	913,481	974,896
Due after five years through ten years	1,162,225	1,169,510
Due after ten years	605,084	625,665
Subtotal	2,794,133	2,886,210
Mortgage-backed securities	818,066	844,277
Asset-backed securities	203,931	215,947
Total	$3,816,130	$3,946,434
Proceeds from sales of bonds during 2013, 2012, and 2011 were $507,184,000, $95,593,000, and $192,617,000, respectively.  Gross gains of $14,067,000, $3,590,000, and $9,184,000, and gross losses of $4,599,000, $12,000, and $3,883,000, were realized on those sales for 2013, 2012, and 2011, respectively.   The basis of the securities sold was determined using specific identification.

At December 31, 2013 and 2012, bonds with fair value of approximately $3,202,000 and $3,462,000 respectively, were on deposit with various regulatory authorities to comply with insurance laws.

21

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2013, 2012, and 2011

d.	Net Investment Income
Net investment income for the years ended December 31 is summarized as follows:

(in thousands of dollars)	2013	2012	2011
Bonds	$168,216	$168,685	$176,329
Common stocks	1,705	848	1,257
Mortgage loans	23,907	23,276	22,217
Policy loans	16,586	17,340	17,115
Other	1,487	93	1,030
Total gross investment income	211,901	210,242	217,948
Change in mortgage loan valuation allowance	-	2,400	(1,855)
Investment expenses	(5,676)	(5,589)	(6,502)
Net investment income	$206,225	$207,053	$209,591

e.	Mortgage Loans on Real Estate
The minimum and maximum lending rates for commercial mortgage loans issued during 2013 and 2012 ranged from 4.10% to 5.52% and 4.25% to 5.50%, respectively.  During 2013 and 2012, the Company did not reduce interest rates on outstanding mortgage loans.

Mortgage loans of the Company are invested primarily in office, retail and industrial properties and are reported and measured at their outstanding principal amount.  Fire and extended coverage insurance is required on all properties.  The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages did not exceed 73%.

Significant concentrations of mortgage loans amounting to $183,794,000 and $186,452,000 exist for properties located in the Midwest region at December 31, 2013 and 2012, respectively.  In addition significant concentrations by state include the following:
(in thousands of dollars)	2013	2012
Texas	$96,434	$99,575
Ohio	52,345	49,946
Minnesota	39,389	59,110

The Company considers any loan that is one or more days delinquent to be past due.  At December 31, 2013 and 2012, the Company had no past due commercial mortgage loans, and the average recorded investment in impaired loans was $0 and $5,185,000, respectively. During 2012, there was one impaired loan which was 90 or more days past due and the property collateralizing the loan was foreclosed upon and transferred to a real estate partnership. As of December 31, 2013 and 2012, all loans in the portfolio were in good standing, and no loans had been modified or restructured.

A loan is considered to be in good standing if all payments are current.  When reviewing loans for impairment and making the determination to increase the valuation allowance or to charge off a loan, the Company individually monitors and analyzes loans and does not utilize portfolio segments or classes for monitoring purposes.  The Company considers delinquency or default of payments, the mortgage loan unpaid principal balance as a percent of the fair value of the mortgage loan collateral, present value of expected payments compared to the current carrying

22

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2013, 2012, and 2011

value of the mortgage, current rent rolls of the property, financial condition of major tenants, and local economic conditions that would impact individual loans when reviewing potential loan impairment.

If analysis of any of these factors suggests the ability of the borrower to make future payments may be compromised or if the loan is delinquent in its payments by fewer than 90 days, the loan is added to the Company’s watchlist.  A watchlist loan has developed negative characteristics or trends in the impairment indicators discussed above, but has not yet met the criteria of a non-performing loan.  Specific examples of such watchlist indicators may include loss of a major tenant or delinquency of property tax payments.  Watchlist loans are monitored closely by the Company for indications of possible default, and an allowance may be established if ultimate collectability of the full principal amount becomes uncertain.  If a loan is 90 days or more past due or is in the process of foreclosure, the loan is reclassified as non-performing.  Non-performing loans are reserved to an amount equal to the expected potential principal loss and are reviewed in detail to determine whether an impairment or charge-off is necessary.  Charge-offs are recorded when principal loss is imminent and the amount is readily determinable.

The Company had $366,296,000 and $363,019,000 of loans in good standing and $57,921,000 and $44,388,000 of loans on the watchlist as of December 31, 2013 and 2012, respectively.  There were no non-performing loans held as of December 31, 2013 and 2012.  Charge-offs of $0, $2,693,000, and $0 were recorded in the mortgage loan portfolio in 2013, 2012, and 2011, respectively.

The Company did not carry a valuation allowance for credit losses on mortgage loans as of December 31, 2013 and 2012.

The rollforward of the Company’s mortgage valuation allowance is as follows:
(in thousands of dollars)
	2013	2012
Balance, beginning of year	$-	$2,400
Provisions charged to expense	-	-
Losses charged off	-	(2,400)
Recoveries	-	-
Balance, end of year	$-	$-

Commercial mortgage loans are placed on nonaccrual status after a default notice has been issued and the borrower has failed to cure the defect in a reasonable amount of time. Once a loan reaches nonaccrual status any accrued interest income is derecognized and future accrual of interest is suspended until the loan is made current.  If the ultimate collectability of principal, either in whole or in part, is in doubt, any payment received on a nonaccrual loan shall first be applied to reduce principal to the extent necessary to eliminate such doubt.  There were no loans in nonaccrual status at December 31, 2013 and 2012, and no loans were restructured during 2013 or 2012.

23

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2013, 2012, and 2011

3.	Deferred Policy Acquisition Costs

Policy acquisition costs deferred and the related amortization charged to income are as follows:
(in thousands of dollars)	2013	2012	2011
Balance, beginning of year	$260,502	$280,952	$298,463
Costs deferred during year	19,245	18,515	16,882
Amortization related to operations during year	(14,099)	(12,533)	(21,480)
Net adjustment due to assumption revisions	(3,644)	(14,043)	4,622
DAC adjustment for KCL transaction (see note 1i)	(27,386)	-	-
Change in DAC - comprehensive income	(25,884)	(8,061)	24
Amounts related to change in fair value adjustment
of available-for-sale bonds	55,242	(12,389)	(17,535)
Balance, end of year	$289,860	$260,502	$280,952

The net DAC increase  in 2013 was primarily attributable to the increase in amounts related to change in fair value adjustment of available-for-sale bonds. The net DAC decrease due to assumption revisions in 2012 was primarily attributable to a decrease in the future portfolio yield assumption, which was partially offset by revisions to the future dividend scale assumption.

4.	Separate Accounts

Separate account assets include segregated funds invested by the Company for the benefit of variable universal life insurance and variable annuity policy owners.  Policy owners’ premium payments, net of applicable loads, are invested by the Company in accordance with selections made by the policy owner into the Variable Accounts.  The Company records these payments as assets in the separate accounts.  Separate account liabilities represent reserves held related to the separate account business.

The Variable Accounts are unit investment trusts registered under the Investment Company Act of 1940.  Each Variable Account has nine subaccounts, each of which invests in a non-proprietary mutual fund (the “Fund”).  The shares of the Funds are carried at the net asset value of the Funds, which approximates fair value.

A fixed account is also included as an investment option for variable policy owners.  Premiums, net of applicable loads, allocated to the fixed account are invested in the general assets of the Company.

The assets and liabilities of the Variable Accounts are clearly identified and distinguished from the other assets and liabilities of the Company.  The assets of the Variable Accounts will not be applied to the liabilities arising out of any other business conducted by the Company.

24

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2013, 2012, and 2011

The Company assumes the mortality and expense risk associated with these contracts and therefore deducts a daily mortality and expense charge from the assets of the separate accounts.  Gross income from these charges is included in premium revenues in the statements of comprehensive income.  The charges to the separate accounts, shown as follows for the year ended December 31 are based on the average daily net assets at specified annual rates:

(in thousands of dollars)	2013	2012
American Family Variable Account I	$1,097	$965
American Family Variable Account II	1,943	1,827
	$3,040	$2,792

In addition, the Company deducts certain amounts from the cash value of the accounts invested in the separate accounts for surrender charges, annual administrative charges and cost of insurance charges.  Gross income from these charges is included in premium revenues in the statements of comprehensive income.  For the year ended December 31 amounts are as follows:
(in thousands of dollars)	2013	2012
American Family Variable Account I	$12,476	$13,172
American Family Variable Account II	422	509
	$12,898	$13,681

5.	Commitments and Contingencies

The Company is contingently liable for cessions to reinsurers to the extent that any reinsurer might be unable to meet its obligations assumed under the various reinsurance contracts.

The Company is at times involved in lawsuits which are related to their operations.  In most cases, such lawsuits involve claims under insurance policies and other contracts of the Company.  Such lawsuits, either individually or in the aggregate, are not expected to have a material effect on the Company’s financial statements.

The Company is liable for mandatory assessments that are levied by the life and health guaranty fund associations of states in which the Company is licensed.  These assessments are to cover losses to policyholders of insolvent or rehabilitated insurance companies.  Such estimates are subject to change as the associations determine more precisely the losses that have occurred and how such losses will be allocated to insurance companies.  As of December 31, 2013 and 2012, the guaranty fund liability was $2,307,000 and $2,588,000, respectively, based on information received from the states in which the Company writes business.   The guaranty fund assets related to future premium tax credits were $2,973,000 and $3,092,000 as of December 31, 2013 and 2012, respectively.

6.	Related Parties

The Company has agreed to lend up to a maximum of $0 and $10,000,000 at December 31, 2013 and 2012, respectively, in short-term demand notes to its affiliate, American Family Financial Services (AFFS), with interest at the same rate as the 30 day commercial paper rate published by the Federal Reserve.  No amounts were outstanding at December 31, 2013 and 2012.

25

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2013, 2012, and 2011

The Company has issued certain annuities to AFMIC.  The carrying value of all such annuities amounted to approximately $65,290,000 and $67,641,000 at December 31, 2013 and 2012, respectively.

The Company has entered into a Right of Setoff Agreement with American Family Securities, LLC (AFS, LLC).  The right of setoff exists for the purpose of commission receipts and payments related to the issuance and maintenance of the variable products and other administrative expenses.  As a result of this agreement, the Company has no receivable or payable relating to these related party transactions with AFS, LLC.

As of December 31, 2013, the Company reported $965,000 due from affiliates, none of which is income taxes due from affiliates.  As of December 31, 2012, the Company reported $1,148,000 due from affiliates, none of which is income taxes due from affiliates.  Terms of the settlement require that these amounts be settled within 30 days. These balances arise from the intercompany expense allocations and the Federal income tax allocations described in note 1(h) and note 7, respectively.

AFLIC is party to an affiliated reinsurance agreement with AFMIC under which AFLIC assumes long-term care business from AFMIC by way of a 100% quota share reinsurance agreement. AFLIC assumed reinsurance premiums of $4,903,000, $4,863,000 and $4,747,000 during 2013, 2012 and 2011, respectively, under this agreement. AFLIC also assumed $72,657,000 and $65,464,000 of reserves at December 31, 2013 and 2012, respectively, under this agreement which is 100% ceded to a third party.

7.	Federal Income Taxes

The components of the net deferred tax assets (liabilities) at December 31 were as follows:
(in thousands of dollars)	2013	2012
Deferred tax assets
Life reserves	$120,897	$132,211
Other deferred compensation payable	4,265	4,194
Pension accrual	2,033	2,059
Policyholder dividends	5,325	5,214
Other	6,988	4,025
Total deferred tax assets	139,508	147,703
Deferred tax liabilities
DAC	(68,458)	(75,666)
Investments	(41,890)	(101,222)
Total deferred tax liabilities	(110,348)	(176,888)
Net deferred tax assets (liabilities)	$29,160	$(29,185)

Certain reclassifications have been made to the previously reported amounts in the above deferred tax tables to more accurately reflect classifications of deferred tax assets and liabilities.

26

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2013, 2012, and 2011

The effective tax rate used to determine the provision for current and deferred tax expense differs from the expected statutory rate as the result of permanent and other differences between pre-tax income and taxable income determined under existing tax regulations.  The more significant differences, their effect on the statutory tax rate, and the resulting effective tax rates are summarized as follows:

	2013	2012	2011
Federal statutory tax rate	35%	35%	35%
Prior period adjustments	1	-	-
Dividend received deduction	(1)	(1)	-
Effective tax rate	35%	34%	35%
Amounts receivable from AFMIC for Federal taxes under the tax allocation agreement were $1,749,000 at December 31, 2013. There was a $280,000 amount payable to AFMIC for Federal taxes under the tax allocation agreement at December 31, 2012. There were no amounts recoverable from AFMIC for state taxes at December 31, 2013 and 2012.

Under pre-1984 life insurance company income tax laws, a portion of a company’s “gain from operations” was not subject to current income taxation but was accumulated for tax purposes in a memorandum account designated as the “Policyholders’ Surplus Account.”  A stock life insurance company is subject to tax on any direct or indirect distributions to shareholders from the existing Policyholders’ Surplus Account at the corporate rate in the tax year of the distribution.  Any distributions are deemed to be first made from another tax memorandum account known as the “Shareholder’s Surplus Account.”  The Company’s undistributed taxable Shareholder’s Surplus Account was $1,251,089,000 and $1,173,153,000 at December 31, 2013 and 2012, respectively.  The Company’s Policyholders’ Surplus Account was $5,149,000 at December 31, 2013 and 2012.    At current corporate income tax rates, the associated tax is $1,802,000.  The Company has not recorded this DTL because it does not expect to make any taxable distributions.

The guidance for accounting for uncertainty in income taxes prescribes a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements.  Interest and penalties on tax uncertainties are classified as a separate operating expense.  The total amount of interest accrued was $0 at December 31, 2013 and 2012.  The Company does not expect to have a significant change in unrecognized tax benefits in the next twelve months.

The Company is a member of a consolidated group which files income tax returns in the U.S. Federal jurisdiction and in Illinois.  The Company also files a separate company return in Oregon.  The examinations of the consolidated group’s federal income tax returns for the years 2008 and prior are closed, and the years 2009 through 2011 are currently under IRS audit.

8.	Employee and Agent Benefit Plans

AFMIC and its subsidiaries (herein referred to as the “Companies”) have non-contributory pension plans (herein referred to as the “Plans”) covering substantially all employees.  The Company is not directly liable for obligations under the Plans.  All employees providing services to the Company are employees of AFMIC.  For employees hired before January 1, 2009, and Agency Sales Managers hired before January 1, 2010, the benefits are based on years of credited service and highest average compensation (as defined in the Plans).  In 2012, the Company eliminated the cost of living adjustment that had applied to a participant’s earned accrued benefit payable upon retirement.  This benefit plan change became effective for employees that retire starting on or after January 3, 2013.  This benefit plan change was committed to and communicated to impacted employees in 2012, and the impact of which was recognized in the financial statements as of and

27

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2013, 2012, and 2011

for the year ended December 31, 2012. For employees hired on or after January 1, 2009, and Agency Sales Managers hired on or after January 1, 2010, benefits are determined under a cash balance formula (as defined in the Plans).  The asset valuation method used in 2013 for funding calculations is the Two-Year Smoothed Value method.  The new benefit restrictions, required under the Pension Protection Act of 2006, do not apply in 2013 given the funded status of the Plans.  Pension expense of approximately $3,042,000, $3,794,000, and $2,706,000, was allocated to the Company for the years ended December 31, 2013, 2012, and 2011, respectively.

The Companies participate in a qualified contributory 401(k) Plan (herein referred to as the “Plan”).  Substantially all employees are eligible to enter into the Plan.  Employee participation in the Plan is optional; participants contribute at least 1%, but no more than 30% of base compensation, subject to Internal Revenue Service limitations.  The Companies are required to make contributions each payroll period, as defined, to a trust fund.  Company contributions are based on a formula with a dollar-for-dollar match on the first 3% of eligible contributions plus 50 cents per dollar on the next 2% of eligible contributions.  The maximum annual company contribution is 4% of eligible contributions. Beginning on January 1, 2011, Agency Sales Managers began receiving an employer fixed match each pay period.  The fixed match is the same as the employee match.  The Plan expense allocated to the Company during 2013, 2012, and 2011 amounted to $1,031,000, $1,188,000, and $1,116,000, respectively.

The Companies provide certain health care benefits to certain grandfathered agents and substantially all employees.  In addition, the Companies provide most employees with a life insurance benefit.  Upon retirement, agents and employees are eligible to continue certain of these benefits.  For the life insurance program, the Companies absorb substantially all of the cost. In 2012, the Company decided to eliminate the Company-provided life insurance benefit for retirees.  This benefit plan change became effective for employees that retired on or after January 3, 2013.  The Company also contributes toward eligible employees’ postretirement health care using a fixed amount for each year of eligible service.  The Companies’ portions of the costs of these programs are unfunded.  The Companies sponsor no other significant postretirement benefit plans.

A liability of $2,702,000 and $2,844,000 was accrued for earned but untaken vacation as of December 31, 2013 and 2012, respectively.  A liability of $3,952,000 and $3,902,000 was accrued for unused sick leave as of December 31, 2013 and 2012, respectively.

9.	Accumulated Other Comprehensive Income (Loss)

Accumulated other comprehensive income (loss) at December 31 is comprised of the following components:
(in thousands of dollars)	2013	2012	2011
Unrealized gains (losses) on common stocks	$12,069	$2,254	$-
Unrealized gains (losses) on bonds	130,304	367,394	300,150
Adjustment of DAC related to fair value adjustment	(28,357)	(83,601)	(71,211)
Deferred income taxes	(40,740)	(101,862)	(81,280)
Accumulated other comprehensive income (loss)	$73,276	$184,185	$147,659

10.	Federal Home Loan Bank Agreements

The Company is a member of the FHLBC.  The general nature of the FHLBC agreement is to provide a platform which provides the Company with the ability to receive advances from the FHLBC as a member of the bank.  Any such advances are required to be fully collateralized with

28

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2013, 2012, and 2011

member stock and qualified securities.  The intended use of the funding is to provide liquidity and other financing to the Company in the event it is needed.  The Company held 61,702 shares for $6,170,000 in carrying value at December 31, 2013 and 2012. The Company’s borrowing capacity was $123,404,000 at December 31, 2013 and 2012. There were no outstanding balances relating to FHLBC funding advances and there was no collateral pledged as of December 31, 2013 and 2012.  The shares in FHLBC stock are considered Class B and are recorded in common stock in the balance sheets.

11.	Statutory Financial Data

The Company also prepares financial statements in accordance with statutory accounting practices prescribed or permitted by applicable insurance regulatory authorities (STAT).  STAT practices include the National Association of Insurance Commissioners’ “Accounting Practices and Procedures Manual,” state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state.  Permitted STAT practices encompass all accounting practices that are not prescribed.  The Company does not employ any permitted STAT practices in the preparation of its statutory financial statements.  The principal differences between prescribed statutory financial statements and financial statements prepared in accordance with GAAP are disclosed below.

The Company is subject to regulation and supervision by the various state insurance regulatory authorities in which it conducts business.  Such regulation is generally designed to protect policyholders and includes such matters as maintenance of minimum statutory capital and surplus, risk-based capital ratios, and restrictions on the payment of stockholder dividends.  Generally, the Company’s statutory surplus may be available for distribution to its stockholder.  However, such distributions as dividends may be subject to prior regulatory approval.  No stockholder dividends were paid in 2013, 2012, or 2011.

A reconciliation of statutory capital and surplus and net income to GAAP for the Company as of and for the years ended December 31 is as follows:

	Capital and Surplus/Equity			Net Income
(in thousands of dollars)	2013	2012	2011	2013	2012	2011
Per statutory annual statements	$822,794	$736,389	$691,468	$66,203	$69,254	$69,491
GAAP adjustments
DAC	289,860	260,502	280,952	(25,884)	(8,061)	24
Statutory allowance for investment
valuation fluctuations	53,596	46,353	24,037	4,967	1,598	1,044
Unrealized gains (losses) on bonds	130,267	367,363	300,132	-	-	-
Life and deposit contract liabilities	(74,779)	(110,042)	(120,506)	35,264	10,464	15,991
Deferred taxes	(123,605)	(188,164)	(169,872)	(2,779)	(3,851)	(14,224)
Nonadmitted assets	102,223	110,726	110,582	-	-	-
Policyholders' dividends payable	12,933	13,003	17,261	(70)	(4,258)	(1,961)
Gain on variable product reinsurance	(19,519)	-	-	(9,220)	-	-
Long term care mod-co reinsurance	(1,264)	(7,890)	(6,111)	6,626	(1,779)	(4,079)
Other	11,987	6,580	8,049	5,382	(1,065)	(429)
Per GAAP financial statements	$1,204,493	$1,234,820	$1,135,992	$80,489	$62,302	$65,857

29

Part C

Item 24.	Financial Statements and Exhibits

	(a)	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

	(b)	Exhibits

(1)		Certified resolution of the Board of Directors of American Family Life Insurance Company (the “Company”) authorizing establishment of American Family Variable Account II (the “Variable Account”).1

(2)		Not applicable.

(3)	(a)	Form of Distribution Agreement.2

	(b)	Form of Registered Representative Agreement.2

	(c)	Form of Variable Contract Distribution and Principal Underwriting Agreement.7

(4)		Form of Contract for the Individual Flexible Premium Variable Annuity.1

(5)		Form of Application for the Individual Flexible Premium Variable Annuity.1

(6)	(a)	Articles of Incorporation of American Family Life Insurance Company.1

	(b)	By-Laws of American Family Life Insurance Company.1

(7)		Indemnity Reinsurance Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company.7

(8)	(a)
Form of Participation Agreement between Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Fidelity Distributors Corporation and American Family Life Insurance Company.2

	(b)	Form of Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company. 3

	(c)	Form of Rule 22c-2 Shareholder Information Agreement Related to Variable Products between Fidelity Distributors Corporation and American Family Life Insurance Company. 3

	(d)	Form of Second Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company. 4

	(e)	Transition Services Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company.7

	(f)	Form of Administrative Services Agreement between American Family Life Insurance Company and Kansas City Life Insurance Company.7

	(g)	Form of Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Family Life Insurance Company.7

(9)		Opinion and Consent of David C. Holman, Esq.8

(10)	(a)	Consent of Sutherland Asbill & Brennan LLP.8

	(b)	Consent of Independent Registered Public Accounting Firm.8

	(c)	Consent of David C. Holman, Esquire.8

(11)		No financial statements will be omitted from Item 23.

(12)		Not applicable.

(13)		Powers of Attorney.5 ,6, 8

1	Incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-45592) filed September 12, 2000.

2	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-45592) filed on March 2, 2001.

3	Incorporated herein by reference to the Post-Effective Amendment No. 7 to the Registration, Statement on Form N-4 (File No. 333-45592) filed on April 27, 2007.

4	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (File No. 333-45592) filed on April 25, 2008.

5	Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (File No. 333-45592) filed on April 27, 2010.

6	Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4 (File No. 333- 45592) filed on April 27, 2012.

7	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 (File No. 333- 45592) filed on October 25, 2013.

8	Filed herein.

Item 25.	Directors and Officers of American Family Life Insurance Company*

Name and Principal Business Address	Position and Office with Depositor
Jack C. Salzwedel	Chairman of the Board, Chief Executive Officer
William T. Fancher	Director, President
Daniel R. Schultz	Director
David C. Holman	Director, Chief Legal Officer, Secretary
Daniel J. Kelly	Director, Chief Financial Officer, Treasurer
Gerry W. Benusa	Director, Executive Vice President
William B. Westrate	Director, Executive Vice President
Mark V. Afable	Executive Vice President
Mary C. Schmoeger	Executive Vice President
Kari E. Grasee	Vice President, Controller
David A. Graham	Chief Investment Officer
Martin T. Chiaro	Assistant Treasurer
Ann F. Wenzel	Assistant Secretary

*	Principal business address for each officer and director listed is 6000 American Parkway, Madison, Wisconsin 53783.

Item 26.	Persons Controlled By or Under Common Control With the Depositor or Registrant

NAME	JURISDICTION	PERCENT OF VOTING SECURITIES OWNED

American Family Mutual Insurance Company	WI	Mutual Company
American Family Securities, Inc.	WI	Ownership of all voting securities by American Family Mutual Insurance Company
AmFam, Inc.	WI	Ownership of all voting securities by American Family Mutual Insurance Company
American Family Brokerage, Inc.	WI	Ownership of all voting securities by American Family Mutual Insurance Company
American Family Life Insurance Company	WI	Ownership of all voting securities by AmFam, Inc.
American Standard Insurance Company of WI	WI	Ownership of all voting securities by AmFam, Inc.
American Family Financial Services, Inc.	WI	Ownership of all voting securities by AmFam, Inc.
American Family Insurance Company	OH	Ownership of all voting securities by AmFam, Inc.
American Standard Insurance Company of OH	OH	Ownership of all voting securities by AmFam, Inc.
The AssureStart Insurance Agency	WI	Ownership of all voting securities by American Family Mutual Insurance Company
New Ventures, LLC	WI	Ownership of all voting securities by AmFam, Inc. and
American Family Life Insurance Company
Midvale Indemnity Company	IL	Ownership of all voting securities by AmFam, Inc.
PGC Holdings Corp.	DE	Ownership of all voting securities by AmFam, Inc.
Permanent General Assurance Corp. of OH	OH	Ownership of all voting securities by PGC Holdings Corp
Permanent General Companies, Inc.	TN	Ownership of all voting securities by PGC Holdings Corp
PGC Holdings Corp. Statutory Trust I	DE	Ownership of all voting securities by PGC Holdings Corp
PGC Holdings Corp. Statutory Trust II	DE	Ownership of all voting securities by PGC Holdings Corp
The General Automotive Insurance Company, Inc.	OH	Ownership of all voting securities by Permanent General Assurance Corp of OH
Permanent General Assurance Corporation	OH	Ownership of all voting securities by Permanent General Companies, Inc.

PGA Service Corporation	TN	Ownership of all voting securities by Permanent General Assurance Corporation
The General Automotive Insurance Services of	TX	Ownership of all voting securities by PGA Service Corp.
Texas, Inc.
The General Automotive Insurance Services of	OH	Ownership of all voting securities by PGA Service Corp.
Ohio, Inc.
The General Automotive Insurance Services of	GA	Ownership of all voting securities by PGA Service Corp.
of Georgia, Inc.
The General Automotive Insurance Services, Inc.	CA	Ownership of all voting securities by PGA Service Corp.
The General Automotive Insurance Services of	LA	Ownership of all voting securities by PGA Service Corp.
Louisiana, Inc.
Homesite Group Incorporated	DE	Ownership of all voting securities by AmFam, Inc.
Homesite Securities Company LLC	DE	Ownership of all voting securities by Homesite Group Incorporated
Homesite Insurance Company of the Midwest	ND	Ownership of all voting securities by Homesite Securities Company LLC
Homesite Insurance Company	CT	Ownership of all voting securities by Homesite Securities Company LLC
Homesite Indemnity Company	KS	Ownership of all voting securities by Homesite Group Incorporated
Homesite Insurance Company of California	CA	Ownership of all voting securities by Homesite Securities Company LLC
Homesite Insurance Company of New York	NY	Ownership of all voting securities by Homesite Securities Company LLC
Homesite Insurance Company of Georgia	GA	Ownership of all voting securities by Homesite Securities Company LLC
Homesite Insurance Company of Illinois	IL	Ownership of all voting securities by Homesite Securities Company LLC
Homesite Insurance Company of Florida	IL	Ownership of all voting securities by Homesite Securities Company LLC
Homesite Lloyds's of Texas	TX	Ownership of all voting securities by Texas-South of Homesite, Inc.
Homesite Insurance Agency, Inc.	MA	Ownership of all voting securities by Homesite Securities Company LLC
Texas-South of Homesite, Inc.	TX	Ownership of all voting securities by Homesite Securities Company LLC

Item 27.	Number of Contract owners

As of April 18, 2014, there were 7856 contract owners.

Item 28.	Indemnification

(a) Under its By-laws, American Family, to the full extent permitted by the Wisconsin Business Corporation Law, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director, officer or employee of American Family, as provided below.

By-laws of American Family Life Insurance Company (as amended November 1, 1998)

Article VII of American Family Life Insurance Company’s By-laws provides, in part:

INDEMNIFICATION OF DIRECTORS AND OFFICERS

To the extent permitted by law, the Corporation shall indemnify each Director and Officer of the Corporation, and his heirs, executors and administrators against all expenses and liability reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a Director or Officer of the Corporation, whether or not he continues to be a Director or Officer a the time of incurring such expenses and liabilities; such expenses and liabilities to include, but not be limited to, judgments, court costs, and attorneys’ fees and the cost of settlements. The Corporation shall not, however, indemnify such Director or Officer with respect to matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been liable for willful misconduct in the performance of his duties as such Director of Officer. In the event a settlement or compromise is effected, indemnification may be had only if the Board of Directors shall have been furnished with an opinion of counsel for the Corporation to the effect that such settlement or compromise is in the best interests of the Corporation and that such Director of Officer is not liable for willful misconduct in the performance of his duties with respect to such matters, and, if the Board shall have adopted a resolution approving such settlement or compromise. The foregoing right of indemnification shall not be exclusive of other rights to which any Director or Officer may be entitled as a matter of law.

Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(b) Section 8 of the Distribution Agreement between American Family Life Insurance Company (“AFLIC”) and American Family Securities, LLC (“Distributor”) provides substantially as follows:

8.	Indemnification

a.
By AFLIC. AFLIC shall indemnify and hold harmless Distributor and any officer, director, or employee of Distributor against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which Distributor and/or any such person may become subject, under any statute or regulation, any NASD rule or interpretation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:

(1) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, contained in any Registration Statement or in any Prospectus; provided that AFLIC shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon information furnished in writing to AFLIC by Distributor specifically for use in the preparation of any such Registration Statement or any amendment thereof or supplement thereto;

(2) result from any breach by AFLIC of any provision of this Agreement .

This indemnification shall be in addition to any liability that AFLIC may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.

b.
By Distributor. Distributor shall indemnify and hold harmless AFLIC and any officer, director, or employee of AFLIC against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which AFLIC and/or any such person may become subject under any statute or regulation, any NASD rule or interpretation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:

(1) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in light of the circumstances in which they were made, contained in any Registration Statement or in any Prospectus; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by Distributor to AFLIC specifically for use in the preparation of any such Registration Statement or any amendment thereof or supplement thereto;

(2) result from any breach by Distributor of any provision of this Agreement;

This indemnification shall be in addition to any liability that Distributor may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision if such loss, claim, damage or liability is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the person seeking indemnification.

c.
General. Promptly after receipt by a party entitled to indemnification (“indemnified person”) under this Section 8 of notice of the commencement of any action as to which a claim will be made against any person obligated to provide indemnification under this Section 8 (“indemnifying party”), such indemnified person shall notify the indemnifying party in writing of the commencement thereof as soon as practicable thereafter, but failure to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to the indemnified person otherwise than on account of this Section 8. The indemnifying party will be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified person for reasonable legal and other expenses incurred by such indemnified person in defending himself or itself.

d.
Duration. The indemnification provisions contained in this Section 8 shall remain operative in full force and effect, regardless of any termination of this Agreement. A successor by law of Distributor or AFLIC, as the case may be, shall be entitled to the benefits of the indemnification provisions contained in this Section 8.

Item 29.	Principal Underwriter

(a)
Until January 18, 2014, American Family Securities, LLC acted as the registrant’s principal underwriter. It also acted as the principal underwriter for American Family Variable Account I. Beginning on January18, 2014, Sunset Financial Services, Inc. became the registrant’s principal underwriter and the principal underwriter for American Family Variable Account I.

(b)	Officers and Directors of American Family Securities, LLC, and their addresses, are as follows:

Name and Principal Business Address*	Positions and Officers with the Underwriter
Maureen L. Denny	President
David C. Holman	Director and Secretary
Daniel J. Kelly	Director
Kari E. Grasee	Treasurer
Ann F. Wenzel	Assistant Secretary

*	All of the persons listed above have as their principal business address: 6000 American Parkway, Madison, Wisconsin 53783.

Officers and Directors of Sunset Financial and their addresses are as follows:

Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Assistant Vice President
Susanna J. Denney	Vice President
Gary K. Hoffman	Assistant Secretary
Tracy W. Knapp	Director
Donald E. Krebs	Director
David A. Laird	Treasurer
A. Craig Mason Jr.	Secretary and Director
Dustin S. Meza	Assistant Vice President
Mark A. Milton	Director
Kristen Peil	Assistant Vice President
Kelly T. Ullom	Executive Officer/Vice President

*	The principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.

(c) (1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
American Family Securities, LLC	$ 73,782	None	N/A	N/A

Item 30.	Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by American Family Life Insurance Company at 6000 American Parkway, Madison, Wisconsin 53783-0001 and at 3520 Broadway Avenue, Kansas City, Missouri 64111-2565.

Item 31.	Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 32.	Undertakings and Representations.

(a)
The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as premium payments under the contracts offered herein are being accepted.

(b)
The registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to American Family Life Insurance Company (the “Company”) for a statement of additional information.

(c)
The registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Company at the address or phone number listed in the prospectus.

(d)
American Family Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, American Family Variable Account II and American Family Life Insurance Company certify that they meet all of the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and have duly caused this post-effective amendment to the registration statement to be signed on their behalf by the undersigned, thereunto duly authorized in the City of Madison and State of Wisconsin, on April 28, 2014.

AMERICAN FAMILY VARIABLE ACCOUNT II (REGISTRANT)

Attest:	/s/ David C. Holman	By:	*
	David C. Holman		Jack C. Salzwedel
	Secretary		Chairman of the Board of Directors and Chief Executive Officer American Family Life Insurance Company

AMERICAN FAMILY LIFE INSURANCE COMPANY (DEPOSITOR)

Attest:	/s/ David C. Holman	By:	*
	David C. Holman		Jack C. Salzwedel
	Secretary		Chairman of the Board of Directors and Chief Executive Officer

* By:	/s/ Ann F. Wenzel		As Attorney-in-Fact pursuant to Power of Attorney
Ann F. Wenzel

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities indicated on April 28, 2014.

	Signatures	Title

	*	Chairman of the Board of Directors,
	JACK C. SALZWEDEL	Chief Executive Officer
(Principal Executive Officer)

	*	Director. President
WILLIAM T. FANCHER

	*	Director
DANIEL R. SCHULTZ

	*	Director, Chief Financial Officer, Treasurer
	DANIEL J. KELLY	(Principal Financial Officer)

	*	Vice President, Controller
	KARI E. GRASEE	(Principal Accounting Officer)

	*	Director, Chief Legal Officer, Secretary
DAVID C. HOLMAN

	*	Director, Executive Vice President
GERRY W. BENUSA

	*	Director, Executive Vice President
WILLIAM B. WESTRATE
By:	/s/ ANN F. WENZEL	As Attorney-in-Fact pursuant to Power of Attorney

ANN F. WENZEL

EXHIBIT INDEX

(9)	Opinion and Consent of David C. Holman, Esq.

(10)(a)	Consent of Sutherland Asbill & Brennan LLP

(b)	Consent of Independent Registered Public Accounting Firm

(c)	Consent of David C. Holman, Esq.
(13)	Power of Attorney